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TABLE OF CONTENTS
TABLE OF CONTENTS 2

As filed with the Securities and Exchange Commission on December 28, 2007

1933 Act File No. 333-145646
1940 Act File No. 811-22116

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A/A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 1

Post-Effective Amendment No. ☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 1

(Check appropriate box or boxes.)

RMR FUNDS SERIES TRUST
(Exact Name of Registrant as Specified in Declaration of Trust)

400 Centre Street, Newton, MA 02458
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code (617) 332-9530

RMR Advisors, Inc.
400 Centre Street
Newton, Massachusetts 02458
(Name and Address of Agent for Service)

Copy to:
Robert N. Hickey, Esq.
Sullivan & Worcester LLP
1666 K Street, N.W.
Washington, DC 20006

        APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:    As soon as practicable after the effective date of this Registration Statement.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

        The Registrant hereby declares its intention to register an indefinite number of shares of its RMR Real Estate Securities Fund.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, preliminary prospectus dated December 28, 2007

RMR Real Estate Securities Fund

Class A, Class C and Class I Shares

Prospectus

Advisor
RMR Advisors, Inc.
400 Centre Street
Newton, Massachusetts 02458
Telephone: (617) 332-9530

Transfer Agent
ALPS Fund Services, Inc.
P.O. Box 44173
Denver, Colorado 80201
Telephone: (866) 759-5680

December 31, 2007

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

        The investment objective of RMR Real Estate Securities Fund, or we, us or the Fund, is total return through investment in real estate securities. In pursuing total return, we emphasize both capital appreciation and current income. We may change our investment objective without shareholder approval, although we have no current intention to do so.

Principal Investment Strategies

        In managing our portfolio, our investment advisor, RMR Advisors, Inc., or our Advisor, employs both bottom up and top down methods in selecting securities for the Fund. The Advisor's bottom up approach is distinguished from those of other investment advisors in that it has extensive access, through its affiliation with Reit Management & Research LLC, or Reit Management, to real estate experts. The portfolio managers set the portfolio strategy with the benefit of insights from these experts who can provide observations regarding local, regional and national real estate trends and fundamentals. The Advisor's top down analysis uses traditional equity analysis to assess a company's portfolio, current business strategy, capital structure and management track record. The portfolio managers also create valuation models based on discounted cash flow and net asset value, and utilize a proprietary ranking process based on these models when constructing our portfolio.

        Real Estate Companies.    For purposes of our investment policies, a real estate company is one that:

  •
  derives at least 50% of its revenues from the ownership, leasing, management, construction, sale or financing of commercial, industrial or residential real estate; or

  •
  has at least 50% of its assets invested in real estate.

        Normally, we invest at least 80% of our total assets in the equity securities of real estate companies. These equity securities can consist of:

  •
  common stocks; and

  •
  preferred stocks.

        Real Estate Investment Trusts.    We may invest without limit in shares of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended, or the Code. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gain) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and we intend to use these REIT dividends in an effort to meet the current income goal of our investment objective.

        Types of REITs.    REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. At this time, we expect to focus our investments primarily in common and preferred stocks issued by equity REITs.

        Common Stock.    Our Advisor will evaluate a number of factors in deciding whether to invest in common shares of individual REITs or other companies. These factors will include the financial

1

condition of the companies, the types of real estate in which the companies are invested, the location of the real estate in which the companies are invested, the economic and market conditions affecting the companies, the economic and market conditions affecting the real estate in which the companies are invested, the companies' growth potential, the security of the companies' current common share distributions, the potential for increases in the common share distributions and our Advisor's assessment of the quality of the companies' management.

        Preferred Stock.    Our Advisor will evaluate a number of factors in deciding whether to invest in preferred shares of individual REITs or other companies. In addition to reviewing the same factors applicable to investments in common shares, our Advisor expects to consider the yields available, the ratings applicable to the preferred shares, the trading liquidity of the particular issuance of preferred shares, issuer call rights, if any, applicable to the preferred shares.

        Please refer to "Additional Investment Information" for descriptions of our other investment strategies.

Principal Risks

        As with any mutual fund investment, you may lose money. Because prices of equity securities fluctuate from day to day, the value of our portfolio and the price per share will vary based upon general market conditions and the value of the securities held in our portfolio. In addition, the value of your investment may be affected by one or more of the following risks, any of which could cause our total return or the price of our shares to decrease or our yield to fluctuate.

        Real Estate Securities Risks.    A number of risks are created by our investment focus on real estate securities, including: changes in the value of real estate properties; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; and variations in rental income, neighborhood values or the appeal of property to tenants.

        Risks of REITs.    Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Our investments in REITs can, in particular, be adversely affected by a deterioration in the creditworthiness of property owners and changes in interest rates, in the case of REITs that primarily hold mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and possibility of failing to qualify for tax-free pass-through of income under the Code. At this time, we do not anticipate investing in mortgage REITs.

        Smaller Company Risk.    Many real estate companies tend to be small or medium sized companies compared to companies listed in the U.S. equity markets as a whole. Most real estate companies also use debt leverage to finance their businesses. This combination of smaller equity capitalization and debt leverage may mean that securities issued by real estate companies may be more volatile than securities issued by larger, less leveraged companies. These facts can adversely affect our financial performance, especially if we purchase or sell large amounts of an individual security within a short time.

        Interest Rate Risk.    Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and reduce the value of a REIT's investments. Rising interest rates also may make investments in securities which pay dividends, like REITs, less attractive to investors. For these reasons, among others, rising interest rates may decrease the value of your investment in our shares.

        Credit Risk.    Our ability to collect payments due to us from the issuers of preferred securities is generally dependent upon the creditworthiness of the issuers. The risk that an issuer of a preferred

2

security does not make anticipated payments is known as credit risk. Adverse changes to a preferred issuer's financial position or business prospects generally increase credit risk and will lower the value of investments in preferred securities of the issuer which we may own. Generally, lower rated securities have greater credit risk than higher rated securities.

        Concentration Risk.    Our investment objective will concentrate our portfolio in the real estate industry. If the value of real estate generally declines, the market value of the securities of those companies whose principal business is real estate is likely to decline. If these declines occur, they are likely to cause a decline in the value of your investment. The value of our shares may be more volatile than the value of shares of a mutual fund with investments in a mix of different industries.

        Non-Diversification Risk.    Because our investment portfolio will be less diversified than that of most other investment companies, the market prices of your investment in our shares over time are likely to be more volatile than market prices of an investment in a diversified fund.

        Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE

        We will commence operations on January 2, 2008. No performance information is currently available.

FEES AND EXPENSES

        The following table describes the fees and expenses you would pay if you bought and held our shares. These fees and expenses are estimated for the current fiscal year and are expressed as a percentage of our average daily net assets.

        Shareholder Fees (fees paid directly from your investment):

	Class A		Class C		Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	(1)	0.00%		0.00%
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	0.00%	(2)	1.00%	(3)	0.00%
Redemption Fee (as a percentage of redemption proceeds)	2.00%	(4)	2.00%	(4)	2.00% (4)

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        Annual Fund Operating Expenses (expenses that are deducted from our assets):

	Class A	Class C	Class I
Management Fee	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees(5)	0.35%	1.00%	0.00%
Other Expenses(6)	0.66%	0.66%	0.66%
Total Annual Fund Operating Expenses Before Expense Waiver	1.76%	2.41%	1.41%
Contractual Expense Waiver(7)(8)	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses After Expense Waiver	1.50%	2.15%	1.15%

        Example

        The following example is to help you compare the cost of investing in our shares with the cost of investing in the shares of other funds. The example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period, that you reinvest all of your dividends, that our operating expenses remain the same and that all expense limitations remain in effect for one year. The example is for illustration only, and your actual costs may be higher or lower.

	1 year	3 years	5 years	10 years
Class A shares	$600	$952	$1,304	$2,184
Class C shares
Assuming redemption at the end of the period	$315	$797	$1,279	$2,484
Assuming no redemption at the end of the period	$215	$697	$1,179	$2,384
Class I shares	$115	$397	$679	$1,384

(1)
You may be able to reduce or eliminate the sales charge. See "Share Classes—Class A Shares—Reducing the Front End Sales Charge".

(2)
A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following a purchase without a sales charge.

(3)
A contingent deferred sales charge of 1.00% applies on redemptions made within one year.

(4)
You will be assessed a redemption fee (payable to the Fund) of 2.00% if you redeem Fund shares within 60 days of investing in the Fund. See "Purchases and Sales of Our Shares—Selling Our Shares—Redemption Fee" for additional information.

(5)
Class A shares pay distribution fees and services fees of 0.25% and 0.10%, respectively, and Class C shares pay distribution fees and services fees of 0.75% and 0.25%, respectively.

(6)
Based on estimated amounts for the current fiscal year.

(7)
The Fund has entered into an expense limitation agreement with our Advisor whereby the Total Annual Fund Operating Expenses for our Class A, Class C and Class I shares (but excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extra ordinary expenses not incurred in the ordinary course of our business, and amounts payable under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, or 1940 Act) are limited to 1.15% of our average daily net assets for the period ended December 31, 2008 and in any year in which the agreement is in effect.

(8)
Under certain circumstances, any fees waived or expenses reimbursed by our Advisor may, with the approval of our board of trustees, be repaid to our Advisor.

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ADDITIONAL INVESTMENT INFORMATION

        In addition to the principal investment strategies discussed above, we may at times invest some of our assets in the investment strategies and may engage in certain investment techniques as described below. The Statement of Additional Information, or SAI, provides a more detailed discussion of certain of these and other securities and indicates if we are subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. We are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

        Convertible Securities.    We may invest in convertible securities. In deciding whether to invest in convertible securities, our Advisor will consider the investment characteristics of the primary security such as the ratings and the interest rate or distribution yield, the investment characteristics of the securities into which the convertible securities may be exchanged and the terms applicable to the exchange transactions such as timing of the exchange elections and the ability of the issuers to compel or accelerate exchange decisions and our Advisor's assessment of the quality of the issuing companies and their management.

        Illiquid Securities.    We will not invest more than 15% of our net assets in illiquid securities. A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price that approximates its fair value.

        Non-U.S. Securities.    We may invest up to 15% of our total assets in securities of non-U.S. issuers. We will not invest more than 5% of our total assets in the securities of emerging markets issuers. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Such risks may include currency risks, future political and economic developments, the possible imposition of foreign withholding taxes on income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign owned assets, or the adoption of other foreign governmental restrictions which might adversely affect the payments on such securities or our ability to sell such securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record keeping standards and requirements as issuers in this Country. Also, dividend income we receive from foreign securities may have different tax treatment than the dividend income we receive from U.S. issuers.

        Defensive Positions.    In anticipation of, or in response to, adverse market conditions or for cash management purposes, we may temporarily hold all or any portion of our assets in cash, money market instruments, shares of money market funds, investment grade bonds or other investment grade debt. During periods when we have such defensive investments, we may not achieve our investment objective.

        Short Term Trading.    Under normal conditions, we do not intend to engage in trading activities for the purpose of realizing short term gains. Rather, we intend to purchase and sell securities to accomplish our investment objective and in consideration of our then current view of prevailing or anticipated market conditions that we believe may impact the value of those securities. For example, we may sell portfolio assets in anticipation of changes in interest rates generally, or in anticipation of changes in the business or prospects for a specific issuer of securities. Higher turnover rates generally will result in increased transaction costs. Transaction costs reduce net asset value. Although there can be no assurance in this matter, we do not expect that our annual turnover rate under normal market conditions will be greater than 100%.

5

        Other Investments.    Our Advisor may use a variety of other investment techniques or strategies in pursuing our investment program. These techniques or strategies may include investing in securities of other investment companies; and various derivative instruments, including puts, calls and options on securities, options on securities indices, options on foreign currencies, forward foreign currency contracts, and futures contracts; and the use of leverage and short sales. Various risks are associated with these investment techniques and strategies. See our SAI for more information about these and other investment techniques and strategies our Advisor may use in pursuing our investment program.

MANAGEMENT

        The overall management of our business is controlled by our board of trustees. Our board of trustees approves all significant agreements between us and companies providing services to us. Our day to day operations are delegated to our officers and our Advisor, subject always to our investment objective, restrictions and policies and to the general supervision of our board of trustees. One of our trustees is a beneficial owner of our Advisor. Some of our officers are also officers of Reit Management and its affiliates. The names and business addresses of our trustees and officers and their principal occupations and other affiliations during the last five years are set forth under "Management of the Trust" in the SAI.

Our Advisor

        RMR Advisors, Inc. is our investment manager and is located at 400 Centre Street, Newton, Massachusetts 02458. Our Advisor acts as investment manager for seven closed end funds. Our Advisor is an affiliate of Reit Management, which manages three publicly owned REITs and two publicly owned real estate based operating companies. As of November 30, 2007, our Advisor had about $424 million in assets under management. Our Advisor and its affiliates, including Reit Management, manage public companies which have about $15 billion of total market capital as of November 30, 2007. We will not invest in any securities issued by any company which is affiliated with our Advisor or Reit Management.

        We will pay our Advisor a monthly fee equal to an annual rate of 0.75% of our average daily net assets.

        In the interest of limiting our expenses until December 31, 2008, our Advisor has entered into an expense limitation agreement, or Expense Limitation Agreement, with the Trust. Under the Expense Limitation Agreement, our Advisor has agreed to waive or limit its fees and to assume other expenses so that our total operating expenses for Class A, Class C and Class I shares (but excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of our business, and amounts payable under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, or 1940 Act) are limited to 1.15% of our average daily net assets.

        We may at a later date reimburse our Advisor for the management fees waived or limited and other expenses assumed and paid by our Advisor under the Expense Limitation Agreement provided that we have reached a sufficient asset size to permit such reimbursement to be made without causing our total annual expense ratio for Class A, Class C and Class I shares to exceed 1.50%, 2.15% and 1.15%, respectively, of our average daily net assets. Consequently, we will make no reimbursement unless (i) our total annual expense ratio for Class A, Class C and Class I shares is less than 1.50%, 2.15% and 1.15%, respectively, of our average daily net assets and (ii) our board of trustees has approved such reimbursement. Under the Expense Limitation Agreement, we will reimburse our Advisor only for fees waived or expenses reimbursed during the three year period immediately preceding such reimbursement.

        The total amount of reimbursement to which our Advisor may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by our Advisor and (ii) all

6

other payments previously remitted by our Advisor to us during any of the previous three fiscal years, less any reimbursement that we have previously paid to our Advisor with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by our Advisor to us.

        A discussion regarding the basis of our board of trustees' approval of the investment advisory agreement with our Advisor will be available in the Fund's semiannual report to shareholders for the period ending June 30, 2008.

Our Portfolio Managers

        Our portfolio managers are:

        Fernando Diaz.    Mr. Diaz is one of our Vice Presidents. Mr. Diaz has been employed by our Advisor since May 2007 and is one of our Advisor's Vice Presidents. Since May 2007, Mr. Diaz also has been a portfolio manager of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund. He has also been a portfolio manager of RMR Dividend Capture Fund since December 2007. Prior to joining our Advisor, Mr. Diaz was a senior REIT analyst and assistant portfolio manager with GID Securities, LLC from 2006 to 2007 and a senior REIT analyst and assistant portfolio manager with SSgA/The Tuckerman Group from 2001 to 2006.

        Adam D. Portnoy.    Mr. Portnoy is our President. Mr. Portnoy is also our Advisor's President and a minority beneficial owner of our Advisor. Since May 2007, Mr. Portnoy also has been a portfolio manager of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund. Mr. Portnoy has also been a portfolio manager of RMR Dividend Capture Fund since December 2007. He is also a director, President, Chief Executive Officer and a minority beneficial owner of Reit Management. He is also a Managing Trustee of three REITs: HRPT Properties Trust, Hospitality Properties Trust and Senior Housing Properties Trust. Prior to joining our Advisor and REIT Management in 2003, Mr. Portnoy was Senior Investment Officer with the International Finance Corporation, a part of the World Bank Group, and an investment banker.

        Barry M. Portnoy.    Mr. Portnoy is one of our trustees and has been a portfolio manager and trustee of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund and RMR Dividend Capture Fund since their inception in 2003, 2004, 2005 and 2007. Mr. Portnoy has also been a trustee of RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund since their inception in 2006 and 2007, respectively. He is also a Managing Trustee of three REITs: HRPT Properties Trust, Hospitality Properties Trust and Senior Housing Properties Trust, and he has held those positions since these companies began business in 1986, 1995 and 1999, respectively. Mr. Portnoy is also a Managing Director of Five Star Quality Care, Inc. and of TravelCenters of America LLC, and has been since these companies became publicly owned in 2001 and 2007, respectively. He is a director, Chairman and majority beneficial owner of Reit Management, a director, Vice President and majority beneficial owner of our Advisor.

        The portfolio managers function as a team. Generally, Mr. Barry Portnoy provides strategic guidance, while Mr. Diaz and Mr. Adam Portnoy are in charge of substantially all of the day to day operations, research and trading functions. More information concerning our portfolio managers' compensation, other accounts managed and ownership of securities is included in the SAI.

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PRICING OF FUND SHARES

        The price at which you can purchase and redeem each class of our shares is the net asset value, or NAV, of that class of shares next determined after we receive your order in proper form, less any applicable sales charge or redemption fee. Proper form means that your request includes the name of the Fund and your account number, states the amount of the transaction (in dollars or shares), includes the signatures of all owners as registered on the account, signature guarantees (if necessary), any supporting legal documentation that may be required and any outstanding certificates representing shares to be redeemed.

        We determine the NAV of our shares on each day the New York Stock Exchange, or NYSE, is open for business, as of the close of the customary trading session (normally 4:00 p.m. eastern time). Thus, purchase and redemption orders must be received in proper form by the close of regular trading on the NYSE in order to receive that day's NAV; orders received after the close of trading on the NYSE will receive the next day's NAV. We have authorized one or more brokers to accept on our behalf purchase (and redemption) orders, and these brokers are authorized to designate other intermediaries on our behalf. We will be deemed to have received a purchase (or redemption) order when an authorized broker, or that broker's designee, accepts the order, and that order will be priced at the next computed NAV after this acceptance. We determine NAV per share for each class by dividing that class's share of our net assets (i.e., its assets less liabilities) by the total number of outstanding shares of that class.

        Determinations of the NAV of our shares are made in accordance with generally accepted accounting principles. We value portfolio securities, including shares of REITs, for which market quotations are readily available at market values as indicated by the last sale prices reflected on the consolidated tape of the exchange that represents the principal market for such securities. If there has been no sale on a particular day for which we determine our NAV, securities are valued at the mean of the last available bid and asked prices on that day. If no bid or asked prices are quoted on such day then the securities will be valued by such method as our board of trustees shall determine in good faith to reflect its fair market value. We normally value securities traded primarily on the NASDAQ Stock Market, or NASDAQ, at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); and in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer.

        Some fixed income securities may be valued using pricing provided by a pricing service, when our board of trustees believes such prices reflect fair value.

        We value money market investments maturing within 60 days of our purchase date on the amortized cost basis.

        Any of our investment securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity will be valued at fair values as determined in good faith by, or under the supervision of, our board of trustees. Also, we may consider available securities pricing to be unreliable if significant events occur after a market close; and, when closing market prices or market quotations are considered to be unreliable, we value securities by a method our trustees believe accurately reflects fair values. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures and, when the issuer of the security being fair valued has other securities outstanding, the market value of such other securities. The effect of using fair value pricing is that our shares' NAV will be subject to the judgment of our trustees instead of being determined by the market. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

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        We reserve the right to reject any purchase order and to withdraw or suspend the offering of shares at any time. We may also request additional information from you in order to verify your identity. If you do not provide this information or if such information cannot be verified, we reserve the right to close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

SHARE CLASSES

        We offer three share classes: Class A, Class C and Class I. Each share class has its own sales charge and fee structure. Each share class has advantages and disadvantages for different investors. Because each investor's financial considerations are different, you should speak with your financial advisor to help you decide which share class is best for you.

Class A Shares

        If you purchase Class A shares, you will pay a front end sales charge at the time of purchase of up to 4.50% of the offering price, but you do not pay a contingent deferred sales charge (except in the limited circumstances described below). In addition, Class A shares are subject to distribution (12b-1) fees of 0.25% of average daily net assets and services fees of 0.10% of average daily nets assets. Because Class A shares bear lower annual distribution and other expenses than Class C shares, they will tend to pay higher dividends than Class C shares. Conversely, because Class A shares bear higher annual distribution and other expenses than Class I shares, they will tend to pay lower dividends than Class I shares.

        Front end sales charge.    The front end sales charge is deducted from your investment before it is invested in us. The actual front end sales charge you pay depends on the amount invested, as follows:

	Sales Charge as a Percentage of
Amount of Your Investment	Offering Price(1)	Net Amount Invested
Less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1 million	2.25%	2.30%
$1 million or more(2)	0.00%	0.00%

(1)
The offering price is the amount you actually pay for our shares and includes the applicable front end sales charge.

(2)
Foreside Distribution Services, L.P., our Distributor, may pay dealers a commission of up to 1.00% on investments of $1 million or more in Class A shares.

        Contingent Deferred Sales Charge (CDSC).    Although no front end sales charge applies to purchases of $1 million or more, if you invest $1 million or more in Class A shares and then sell those shares within one year of their purchase, you may pay a contingent deferred sales charge equal to 1.00% of the current NAV or the original cost of the shares that you sell, whichever is lower.

        You will not be assessed a contingent deferred sales charge for Class A shares if you redeem in the following situations:

  •
  death of a shareholder named on the relevant account;

9

  •
  disability of a shareholder named on the relevant account incurred after purchase of the shares; in order to be considered disabled, the shareholder's condition must meet the Social Security Administration's definition of disability;

  •
  to the extent the redemption represents a minimum required distribution from an individual retirement account or other retirement account or other retirement plan to a shareholder who is at least 70 1/2 years old;

  •
  to the extent the redemption is made in connection with limited automatic redemptions; or

  •
  to the extent the distribution is made pursuant to our right to liquidate or involuntarily redeem shares in a shareholder's account.

        Reducing the Front End Sales Charge.    As shown in the table above, you may reduce the front end sales charge by increasing the amount you invest in our Class A shares. You may be able to reduce or eliminate sales charges in the various manners described below. You should inquire into your eligibility for sales charge discounts at the time you make a purchase or redemption. At the time of your purchase, you must inform us, your dealer or other financial intermediary of any other investment in us that would count toward reducing your sales load. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a dealer or other financial intermediary other than the one handling your current purchase. In order to determine your eligibility for a sales charge discount, you may be asked to provide certain information or records at the time of purchase or sale, such as the existence of other accounts or account statements. If you do not let us, your dealer or other intermediary know that you are eligible for a discount, you may not receive the discount to which you are otherwise entitled. You may obtain more information about sales charge reductions and waivers from www.rmrfunds.com, the SAI or your dealer or financial intermediary.

        Aggregating Accounts.    The size of the total investment applies to the total amount being invested by any person, which includes:

  •
  you, your spouse and children under the age of 21;

  •
  a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account although more than one beneficiary is involved; and

  •
  any U.S. bank or investment advisor purchasing shares for its investment advisory clients.

        Rights of Accumulation.    A person (defined above) may take into account not only the amount being invested, but also the current NAV of our shares already held by such person in order to reduce the sales charge on the new purchase.

        Letter of Intention.    You may reduce your Class A sales charge by establishing a letter of intention. A letter of intention allows a person (defined above) to aggregate purchases of shares of the Fund during a twelve month period in order to reduce the sales charge. All shares of the Fund currently owned will be credited as purchases toward completion of the letter at the greater of their NAV on the date the letter is executed or their cost. You should retain any records necessary to substantiate cost basis because we, ALPS Fund Services, Inc. (our Transfer Agent) or your dealer or financial intermediary may not maintain this information. Capital appreciation and reinvested dividends and capital gains distributions do not count toward the required purchase amount during this twelve month period.

        NAV Purchases.    Our Class A shares may be sold at NAV (i.e., without a front end or contingent deferred sales charge) to the following:

  •
  current trustees, officers and employees of the Fund, our Advisor, our Distributor and certain firms providing services to us, and members of each such individual's immediate family;

10

  •
  insurance company separate accounts;

  •
  certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries that adhere to standards established by our Distributor;

  •
  retirement and deferred compensation plans (not including individual retirement accounts) and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code;

  •
  certain mutual fund programs sponsored by qualified intermediaries such as broker dealers and investment advisors; and

  •
  officers, partners, employees or registered representatives of broker dealers (at the time of initial share purchase) that have entered into sales agreements with our Distributor.

        Redemption Fee.    We will charge a redemption fee of 2.00% of the value of such Class A shares redeemed within 60 days of the time of any purchase (other than those shares acquired through reinvestment of dividends or other distributions) as described below under "Purchases and Sales of Our Shares—Selling Our Shares—Redemption Fee".

Class C Shares

        If you purchase Class C shares, you will not pay a sales charge at the time of purchase. However, you may pay a deferred sales charge if you redeem your shares within one year. In addition, Class C shares are subject to distribution (12b-1) fees of 0.75% of average daily net assets and services fees of 0.25% of average daily nets assets. Because Class C shares bear higher annual distribution and other expenses than Class A and Class I shares, they will tend to pay lower dividends than these shares. Our Distributor may pay a commission of up to 1.00% of the amount invested to dealers who sell Class C shares.

        You will not be assessed a contingent deferred sales charge for Class C shares if you redeem in the following situations:

  •
  death of a shareholder named on the relevant account;

  •
  disability of a shareholder named on the relevant account incurred after purchase of the shares; in order to be considered disabled, the shareholder's condition must meet the Social Security Administration's definition of disability;

  •
  to the extent the redemption represents a minimum required distribution from an individual retirement account or other retirement account or other retirement plan to a shareholder who is at least 70 1/2 years old;

  •
  to the extent the redemption is made in connection with limited automatic redemptions; or

  •
  to the extent the distribution is made pursuant to our right to liquidate or involuntarily redeem shares in a shareholder's account.

        Redemption Fee.    We will charge a redemption fee of 2.00% of the value of Class C shares redeemed within 60 days of the time of any purchase (other than those shares acquired through reinvestment of dividends or other distributions) as described below under "Purchases and Sales of Our Shares—Selling Our Shares—Redemption Fee".

11

Class I Shares

        Class I shares do not have a front end sales charge or a CDSC and are not subject to distribution (12b-1) fees or service fees. Because Class I shares bear lower annual distribution and other expenses than Class A and Class C shares, they will tend to pay higher dividends than these shares. Class I shares are available for purchase only by:

  •
  retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts, or IRAs, from such plans;

  •
  tax-exempt employee benefit plans of our Advisor or its affiliates and securities dealer firms with selling agreements with our Distributor;

  •
  institutional advisory accounts of our Advisor or its affiliates and related employee benefit plans and rollover IRAs from such institutional advisory accounts;

  •
  a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Class I shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 fee;

  •
  registered advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services; and

  •
  such other investors that qualify for the minimum purchase amount and are approved by our Distributor.

        Redemption Fee.    We will charge a redemption fee of 2.00% of the value of Class I shares redeemed within 60 days of the time of any purchase (other than those shares acquired through reinvestment of dividends or other distributions) as described below under "Purchases and Sales of Our Shares—Selling Our Shares—Redemption Fee".

Calculating the Contingent Deferred Sales Charge (CDSC)

        For purposes of determining the CDSC on Class A and Class C shares, if you sell only some of your shares, shares that are not subject to any CDSC will be sold first (e.g., shares acquired through reinvestment of distributions and shares held longer than the required holding period), followed by shares that you have owned the longest.

Distribution and Shareholder Services Plans

        We have adopted distribution and shareholder services plans pursuant to Rule 12b-1 under the 1940 Act, or Plans.

        Distribution Fees.    The Plans allow us to pay distribution fees for the sale and distribution of our shares. Under the Plans, we pay our Distributor a quarterly distribution fee at an annual rate of up to 0.25% of the average daily value of our net assets attributable to the Class A shares and 0.75% of the average daily value of our net assets attributable to the Class C shares. Because these distribution fees are paid out of our assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

        Our Distributor is obligated to use the distribution fees received under the Plans for payments to qualifying dealers for their assistance in the distribution of our shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors. Our Distributor bears distribution expenses to the

12

extent they are not covered by payments under the Plans. Any distribution expenses incurred by our Distributor in any fiscal year, which are not reimbursed from payments under the Plans accrued in such fiscal year, will not be carried over for payment under the Plans in any subsequent year.

        Service Fees.    The Plans also provide that we may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, we may pay the shareholder servicing agent a service fee at an annual rate of up to 0.10% of the average daily net asset value of our Class A shares and up to 0.25% of the average daily net asset value of our Class C shares owned by investors for which the shareholder servicing agent maintains a servicing relationship. Among the services provided by shareholder servicing agents are: answering customer inquiries regarding account matters; assisting in designating and changing various account options; aggregating and processing purchase and redemption orders and transmitting and receiving funds for shareholder orders; transmitting, on our behalf, proxy statements, prospectuses and shareholder reports to shareholders and tabulating proxies; processing dividend payments and providing subaccounting services for our shares held beneficially; and providing such other services as we or a shareholder may request.

Other Compensation

        Our Advisor and our Distributor, or their affiliates, may make payments from their own resources to dealers and other financial intermediaries for additional services or other expenses. These services and expenses may include, but are not limited to: (1) distribution services, which include expenses incurred by intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediary for their sales activities; (2) administrative services, which includes recordkeeping and other administrative services performed by a financial intermediary for its clients that would otherwise be performed by our Transfer Agent; (3) shareholder services, such as providing individual and custom investment advisory services to clients of a financial intermediary; and (4) marketing and promotional services, including business planning assistance, educating personnel about the Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. Our Distributor also may sponsor seminars and conferences designed to educate intermediaries about the Fund and may pay the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the Fund's shares by ensuring that they are educated about the Fund and to help such intermediaries defray costs associated with offering the Fund. Any payments by our Advisor or our Distributor are in addition to any front end sales charge, up front commissions or Rule 12b-1 fees paid to dealers or other financial intermediaries. Because these payments are not made by the Fund or its shareholders, the Fund's total expense ratio will not be affected by such payments. Please contact your dealer or financial intermediary for details about payments it may receive. For further information about these payments, please consult the SAI.

PURCHASES AND SALES OF OUR SHARES

Purchasing Our Shares

        You can purchase our shares through authorized dealers, other financial intermediaries or directly through our Distributor. For accounts opened directly with us, a completed and signed application is required. Initial purchases and additional purchases of our shares can be made by check. You may also make additional purchases by wire or through the Automated Clearing House, or ACH.

13

        Initial Purchase by Mail.    In order to make an initial purchase by mail, you need to take the following steps:

        Step 1.    Complete an application.

        Step 2.    Mail your completed application along with a check, payable to RMR Real Estate Securities Fund, for at least the required minimum amount (see "Purchase Minimums" below) to our Transfer Agent at the above address.

        Additional Purchases by Wire.    In order to make additional purchases by wire, you need to take the following steps:

        Step 1.    Telephone our Transfer Agent toll free at (866) 759-5680 from anywhere within the United States. You will need to provide our Transfer Agent with the following information:

  •
  name of the Fund and share class;

  •
  account number;

  •
  amount to be wired;

  •
  name of the wiring bank; and

  •
  name and telephone number of the person to be contacted in connection with the order.

        Step 2.    Instruct the wiring bank to transmit at least the required minimum amount (see "Purchase Minimums" below) in federal funds to our Custodian:

  State Street Bank and Trust Company
  One Lincoln Street
  Boston, Massachusetts 02111
  ABA #: 011000028
  DDA Account #: 00344473
  Attn.: RMR Real Estate Securities Fund
  For further credit to: (Account Name)
  Account Number: (provided by Transfer Agent)

        Additional Purchases by Mail.    In order to make additional purchases by mail, you need to take the following steps:

        Step 1.    Make a check payable to RMR Real Estate Securities Fund for at least the required minimum amount (see "Purchase Minimums" below). Write your account number on the check.

        Step 2.    Mail your check and a detached stub from your account statement (or a letter providing your account number) to our Transfer Agent at the following address:

  RMR Funds Series Trust
  P.O. Box 44173
  Denver, Colorado 80201

        Purchase Minimums.    If you are an individual, you may open an account with us with a minimum purchase of $1,000 ($100,000 in the case of Class I shares). If you are an advisor, you may open a Class I account with us with an aggregate minimum investment of $250,000. Additional purchases must be at least $250 ($500 in the case of Class I shares). We are free to reject any purchase order, and we reserve the right to waive or change these purchase minimums.

        Form of Payment.    We will accept payment for our shares in only the following forms:

  •
  a check drawn on any bank or U.S. savings institution; checks must be payable in U.S. dollars and will be accepted subject to collection at full face value; or

  •
  a bank wire or federal reserve wire of federal funds.

14

        Additional Purchases by ACH.    You may also purchase additional shares by ACH. To elect the Auto-Buy option, select it on your application or call our Transfer Agent and request an optional shareholder services form. ACH is similar to the pre-authorized automatic investment plan, except that you may choose the date on which you want to make the purchase. We will need a voided bank check or deposit slip before you may purchase by ACH. If you are interested in this option, please call (866) 759-5680.

        Purchases Through Dealers and Other Financial Intermediaries.    You may purchase our shares through selected authorized dealers and other financial intermediaries. These entities are responsible for promptly transmitting purchase orders to our Distributor and may impose transaction fees that are in addition to the sales charges or any other charges described in this Prospectus. Such charges may include processing or service fees, which are typically fixed dollar amounts. You should contact your dealer or financial intermediary for more information about any additional charges that may apply.

        Automatic Investment Plan.    Our automatic investment plan (the plan) provides a convenient way to invest in us. Under the plan, you can have money transferred automatically from your checking account to us each month to buy additional shares. If you are interested in this plan, please refer to the automatic investment plan section of the application or contact your broker or dealer. The market value of our shares may fluctuate, and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the plan at any time by notifying us by mail or telephone at the address or number on the back cover of this Prospectus.

Selling Our Shares

        You may sell or redeem our shares through authorized dealers, other financial intermediaries or directly through our Distributor. If your shares are held by a dealer or other financial intermediary in "street name", you must redeem your shares through that dealer or financial intermediary.

        Redemptions By Telephone.    To redeem shares by telephone, call our Transfer Agent at (866) 759-5680. In order to be honored at that day's price, we must receive any telephone redemption requests by the close of trading on the NYSE that day, generally 4:00 p.m., eastern time. If we receive your telephone redemption request after the close of trading on the NYSE, your redemption request will be honored at the next day's price.

        If you would like to change your telephone redemption instructions, you must send our Transfer Agent written notification signed by all of the account's registered owners, accompanied by signature guarantee(s), as described below.

        We may modify or suspend telephone redemption privileges without notice during periods of drastic economic or market changes. We have adopted reasonable procedures that are designed to ensure that any telephonic redemption instructions are genuine. Neither we nor our agents will be liable for any loss or expenses if we act in accordance with these procedures. We may modify or terminate the telephone redemption privilege at any time on thirty days notice to shareholders.

        Redemptions By Mail.    You can redeem our shares by sending a written request for redemption to our Transfer Agent at the following address:

RMR Funds Series Trust
P.O. Box 44173
Denver, Colorado 80201

15

        A written redemption request must:

  •
  state the number of shares or dollar amount to be redeemed;

  •
  identify your account number and tax identification number; and

  •
  be signed by each registered owner exactly as the shares are registered.

        If the shares to be redeemed were issued in certificate form, the certificate must be endorsed for transfer (or be accompanied by a duly executed stock power) and must be submitted to our Transfer Agent together with your redemption request.

        For redemption made by corporations, executors, administrators or guardians, our Transfer Agent may require additional supporting documents evidencing the authority of the person making the redemption, including evidence of appointment or incumbency. For additional information regarding the specific documentation required, telephone our Transfer Agent toll free at (866) 759-5680.

        Our Transfer Agent will not consider your redemption request to be properly made until it receives all required documentation in proper form.

        Redemptions Through Dealers and Other Financial Intermediaries.    If you have an account with an authorized dealer or other financial intermediary, you may submit your redemption request to that dealer or financial intermediary. The dealer or financial intermediary is responsible for promptly transmitting redemption requests to our Distributor. Dealers and financial intermediaries may impose charges for handling redemption transactions placed through them that are in addition to the sales charges or any other charges described in this Prospectus. Such charges may include processing or service fees, which are typically fixed dollar amounts. You should contact your dealer or financial intermediary for more information about additional charges that may apply.

        Payment of Redemption Proceeds.    We will normally send you redemption proceeds by check. However, if you made the election on the application to receive redemption proceeds by wire, we will send you the proceeds by wire to your designated bank account. When proceeds of a redemption are to be paid to someone other than the shareholder, either by wire or check, you must send a letter of instruction and the signature(s) on the letter of instruction must be guaranteed, as described below, regardless of the amount of the redemption. Our Transfer Agent will normally mail checks for redemption proceeds within five business days. Redemptions by wire will normally be sent within two business days. We will delay the payment of redemption proceeds, however, if your check used to pay for the shares to be redeemed has not cleared, which may take up to fifteen days or more.

        Redemption Fee.    If you sell shares within 60 days of any purchase of Fund shares, we will apply a 2.00% fee to the entire amount of your sale proceeds. The redemption fee is intended to discourage short term trading in our shares. Short term trading can increase the expenses incurred by us and make portfolio management less efficient. The fee is payable to the Fund and is not a deferred sales charge or commission. The fee is calculated after any applicable sales charge is deducted and is in addition to any sales charge paid. We will use the "first-in, first-out" (FIFO) method to determine the 60 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is 60 days or less, the fee will be charged. Therefore, we will first process any shares that are not subject to the fee. The redemption fee does not apply in the following circumstances: (i) redemptions of shares purchased by reinvesting dividend or capital gain distributions; (ii) redemptions of shares held in certain omnibus accounts, including retirement, pension, profit sharing and other qualified plans, as well as bank or trust company accounts; (iii) redemptions of shares held through broker dealer firm sponsored, discretionary asset allocation or wrap programs that utilize a regularly scheduled automatic rebalancing of assets and that we determine are not designed to facilitate short term trading; (iv) redemptions of shares due to the death or disability of a shareholder; (v) redemptions of shares in connection with required distributions

16

and certain other transactions in an individual retirement account or qualified retirement plan and (vi) redemptions of shares by certain other accounts in our absolute discretion when a shareholder can demonstrate hardship. We reserve the right to modify or eliminate these waivers at any time.

        In addition to the circumstances noted above, we reserve the right to grant additional waivers based on such factors as operational limitations, contractual limitations and further guidance from the Securities and Exchange Commission, or SEC, or other regulators.

        If your shares are held through a financial intermediary in an omnibus or other group account, we rely on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain financial intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact that intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

        Signature Guarantee.    You may need to have your signature guaranteed in certain situations, such as:

  •
  written requests to wire redemption proceeds (if not previously authorized on your application);

  •
  sending redemption proceeds to any person, address or bank account not on record;

  •
  transferring redemption proceeds to a RMR fund account with a different registration (name/ownership) from yours; or

  •
  establishing certain services after the account is opened.

        You can obtain a signature guarantee from most banks, savings institutions, broker dealers and other guarantors acceptable to us. We do not accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

        Redemption of Small Accounts.    If your account has a value of $1,000 or less ($100,000 or less in the case of a Class I account) as the result of any voluntary redemption, we may redeem your remaining shares. We will, however, give you thirty days notice of our intention to do so. During this thirty day notice period, you may make additional investments to increase your account value to $1,000 or more ($100,000 or more in the case of a Class I account) and avoid having us automatically liquidate your account.

        Redemptions in Kind.    We reserve the right to redeem in kind any redemptions that, during any 90 day period, exceed $250,000 or 1% of the Fund's net assets at the beginning of such period, whichever is less, by paying you the proceeds of a redemption in securities rather than in cash.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

        We intend to declare and pay dividends from our investment income quarterly. We intend to distribute net realized long or short term capital gains, if any, at least once a year. All distributions will be based on the NAV in effect on the payable date. Our Transfer Agent will automatically reinvest your dividends and distributions in additional shares of the Fund unless you elect to have them paid to you in cash.

Taxes

        The following brief discussion of federal income tax matters assumes you are a U.S. shareholder and that you hold your shares as a capital asset. More information concerning the federal income tax consequences of acquiring, owning and disposing of our shares is included in the SAI.

17

        We intend to be qualified under the regulated investment company, or RIC, provisions of the Code, although we cannot give complete assurance that we will so qualify. A RIC must generally derive at least 90% of its gross income from investment activities and own a sufficiently diversified portfolio of securities. More information concerning our qualification and taxation as a RIC is included in the SAI.

        Distributions paid to you out of our "investment company taxable income" will generally be taxable to you as ordinary income to the extent of our allocable earnings and profits. Distributions of our net capital gain (the excess of net long term capital gain over net short term capital loss), if any, are taxable to you as long term capital gain, regardless of how long you have owned our shares. We intend to distribute to our shareholders substantially all of our "investment company taxable income", as well as our net capital gain. A distribution of an amount in excess of allocable earnings and profits is treated as a nontaxable return of capital to the extent of your tax basis in our shares and reduces that basis, and any such distributions in excess of your basis are treated as if they were gains from a sale of your shares. This tax treatment of dividends and distributions will apply whether the amounts were paid to you in cash or reinvested in additional shares.

        If you sell your shares, you may realize a capital gain or loss, which will be long term or short term generally depending on your holding period for the shares.

        Our distributions to you may also be subject to state and local taxes. You should consult with your tax advisor regarding your particular tax consequences of investing in our shares.

FREQUENT PURCHASES AND REDEMPTIONS

        Purchases of our shares should be made primarily for investment purposes. We do not knowingly accommodate frequent purchases and redemptions of our shares and, to our knowledge, there are no arrangements currently in place that are designed to permit any shareholder to engage in such activity. Our board of trustees has adopted the policies described below to discourage frequent purchases and redemptions of our shares. Our Advisor has adopted procedures for monitoring and enforcing compliance with these policies.

        Purchase and Investment Limitations.    There are no specific restrictions on the volume or number of purchases or redemptions of our shares a shareholder may make, although we reserve the right to restrict, reject or cancel (with respect to cancellation, within one day of the order), without any prior notice, any purchase order, including transactions we deem to represent excessive trading. In addition, we may restrict, reject or cancel any purchase order even if the transaction is not subject to specific limitations described in this Prospectus if we or our agents determine that accepting the order could interfere with the efficient management of our portfolio or otherwise may be materially detrimental to the interests of long term shareholders. We also reserve the right to terminate an investor's investment privileges. In determining whether trading activity may be materially detrimental to the interests of long term shareholders, we consider a number of factors, including, among other factors, an investor's trading activity in a single account or multiple accounts under common ownership, control or influence; the amount involved in the investor's trades; and the length of time an investment is held.

        Redemption Fee.    We charge a redemption fee of 2.00% of the value of any shares redeemed within 60 days of the time of purchase. This fee is intended to compensate the Fund for the costs that short term trading impose. We also use fair value pricing in an effort to reduce arbitrage opportunities available to short term traders.

        Limitations on Our Ability to Detect and Curtail Excessive Trading.    Investors seeking to engage in excessive trading may use a variety of strategies to evade detection and, despite our efforts to detect and prevent excessive trading, there is no guarantee that we or our agents will be able to identify such investors or curtail their trading. Our ability and that of our agents to detect and curtail excessive trading may also be limited by operational and technological limitations. In addition, we may receive

18

purchase and redemption orders through financial intermediaries and will not always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements permit financial intermediaries to aggregate their clients' transactions and ownership positions, which often prevents us from knowing the identity of shareholders and therefore monitoring their trading activity. Pursuant to shareholder information agreements with certain financial intermediaries, we generally have access to information about trading activity within omnibus and other group accounts with financial intermediaries so that we are able to more effectively monitor trading activity in these accounts.

        Risks Associated With Excessive Trading.    To the extent we or our agents are unable to curtail excessive trading, such trading can be detrimental to our interests and the interests of long term shareholders. Cashflow volatility resulting from excessive trading of our shares, especially involving large dollar amounts, may interfere with the efficient management of our portfolio. Excessive trading may be disruptive if it makes it difficult for us to implement our long term investment strategies, for example by causing us to maintain a higher level of our assets in cash to accommodate such trading. Excessive trading may also be disruptive if it forces us to sell portfolio securities at inopportune times to raise cash to accommodate such trading. In addition, excessive trading may cause us to incur increased expenses; for example, we may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect our performance.

        To the extent we invest in securities that are thinly traded, traded infrequently, or are relatively less liquid, investors may seek to trade our shares in an effort to benefit from their understanding of the value of these securities, otherwise known as price arbitrage. Any frequent trading may interfere with the efficient management of our portfolio to a greater degree than a fund that invests in highly liquid securities, in part because we may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of our shares held by long term shareholders.

DISCLOSURE OF PORTFOLIO HOLDINGS

        A description of our policies and procedures with respect to the disclosure of our portfolio holdings is in the SAI. Our annual and semi-annual reports, which are provided to shareholders and filed with the SEC, contain information about our portfolio holdings, including a complete schedule of our portfolio holdings. We also file a complete schedule of our portfolio holdings with the SEC on Form N-Q as of the end of the first and third fiscal quarters of each year. In addition, we will make available a complete listing of our portfolio holdings as of the calendar quarter end at www.rmrfunds.com within approximately fifteen calendar days after the calendar quarter end. Once our portfolio holdings are made public, there are no restrictions on providing that information to any shareholder or third party.

REPORTS TO SHAREHOLDERS

        Our fiscal year ends on December 31 of each year. We will send to you, at least semi-annually, reports which provide information about our investments and other information. An annual report, with audited information, will be sent to you each year.

19

Notice of Privacy Policy

        The Fund recognizes and respects the privacy concerns of its shareholders. The Fund does not sell your name or other information about you to anyone. The Fund collects nonpublic personal information about you in the course of doing business with shareholders and investors. "Nonpublic personal information" is personally identifiable financial information about you. For example, it includes information regarding your social security number, account balance, bank account information and purchase and redemption history.

The Fund collects this information from the following sources:

  •
  Information we receive from you on applications or other forms;

  •
  Information about your transactions with us and our service providers, or others; and

  •
  Information we receive from consumer reporting agencies (including credit bureaus).

What the Fund discloses and to whom the Fund discloses information.

        The Fund only discloses nonpublic personal information the Fund collects about shareholders as permitted by law. For example, the Fund may disclose nonpublic personal information about shareholders to nonaffiliated third parties such as:

  •
  To government entities, in response to subpoenas or to comply with laws or regulations.

  •
  When you, the shareholder, direct the Fund to do so or consent to the disclosure.

  •
  To companies that perform necessary services for the Fund, such as data processing companies that the Fund uses to process your transactions or maintain your account.

  •
  To protect against fraud, or to collect unpaid debts.

  •
  In connection with disputes or litigation between the Fund and the concerned shareholder.

Information about former shareholders.

        If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices described in this notice.

How the Fund safeguards information.

        The Fund conducts its business through trustees, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described above). The Fund does not have any employees. The Fund restricts access to your personal and account information to those persons who need to know that information in order to provide services to you. The Fund or its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Customers of other financial institutions.

        In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your non-public personal information will be shared with non-affiliated third parties by that entity.

NOT A PART OF THE PROSPECTUS

20

FOR MORE INFORMATION

        If you would like more information about us, the following documents are available to you free upon request:

•
Annual and Semi-Annual Reports—Contains additional information about our performance. In our annual report, you will find a discussion of the market conditions and investment strategies that significantly affected our performance during our most recent fiscal year.

•
Statement of Additional Information (SAI)—Provides a fuller technical and legal description of our policies, investment restrictions and business structure. The SAI is legally considered to be a part of this Prospectus.

        If you would like a free copy of the current versions of any of the above documents for free, or other information about us, please contact us:

•	By mail	RMR Funds Series Trust
P.O. Box 44173
Denver, Colorado 80201
•	By telephone	1-866-759-5680
•	On the Internet	www.rmrfunds.com

        Information about us may also be available from your broker or financial advisor. In addition, other information about us, including our Annual and Semi-Annual Reports and SAI, may also be obtained from the Securities and Exchange Commission (SEC):

•	In person	Review and copy documents in the SEC's Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).
•	On line	Retrieve information from the EDGAR database on the SEC's website at: http://www.sec.gov.
•	By mail	Request documents, upon payment of a duplicating fee, by writing to the SEC, Public Reference Section, Washington, D.C. 20549-0102 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE #811-22116

RMR REAL ESTATE SECURITIES FUND

RMR Funds Series Trust
400 Centre Street, Newton, Massachusetts 02458
(866) 758-5680

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2007

The information in this Statement of Additional Information is not complete and may be changed. We may not sell securities until a registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy securities in any state where the offer or sale is not permitted.

        This Statement of Additional Information, or SAI, is not a prospectus, but should be read in conjunction with the prospectus, dated December 31, 2007, as supplemented from time to time, for Class A, Class C and Class I shares of the RMR Real Estate Securities Fund, or we, us, or the Fund, a series of RMR Funds Series Trust. This SAI provides supplementary information pertaining to our shares and is incorporated by reference in its entirety into the prospectus. Copies of our SAI, prospectus and annual and semi-annual reports may be obtained free of charge by writing to us or calling us at the address or telephone number shown above. You may also obtain a copy of our prospectus, SAI and annual or semi-annual reports on the Securities and Exchange Commission, or SEC's, website at http://www.sec.gov.

SUBJECT TO COMPLETION, DATED DECEMBER 28, 2007

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Taxation of U.S. Shareholders	30
Taxation of Non-U.S. Shareholders	32
Reportable Transactions	33
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33
LEGAL COUNSEL	34
FINANCIAL STATEMENT	34
APPENDIX A—DESCRIPTION OF RATINGS	A-1

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FUND HISTORY

        We are a non-diversified series of RMR Funds Series Trust, or the Trust, an open end management investment company organized as a Massachusetts business trust on August 22, 2007. RMR Advisors, Inc. is our investment manager.

ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND RESTRICTIONS

        Our material investment objective, restrictions, policies and techniques are described in our prospectus. Except as specifically stated, our investment restrictions, policies and techniques are not fundamental and may be changed by our board of trustees without the approval of our shareholders. Our investment objective is not fundamental and can be changed without a vote of our shareholders.

        We seek to achieve our investment objective by investing primarily in equity securities of real estate companies, including real estate investment trusts, or REITs. Set forth below is investment information which supplements some of the discussion in the prospectus as well as describes additional investments that we may make.

        The information contained in this SAI supplements the prospectus. Terms used but not defined in this SAI have the same meaning as in the prospectus. You should not invest in our shares before first reading the prospectus.

REIT Investments

        We will invest in REITs. A REIT is a company that primarily owns income producing real estate or real estate mortgages. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. As a result, REITs tend to pay higher distributions than other types of companies.

Common Securities

        We will invest in common securities. Common securities represent the equity ownership of a company. Common shareholders generally elect directors and are entitled to vote on the issuing company's major transactions. Common shareholders generally have no entitlement to distributions, but they receive distributions when and as declared by boards of directors or boards of trustees. Our Advisor will evaluate a number of factors in deciding whether to invest in common shares of companies. These factors will include the financial condition of those companies, the segment of the market in which the companies do business or the types of investments on which the companies focus, the economic and market conditions affecting the companies, the companies' growth potential, the security of the companies' current common share distributions, the potential for increases in the common share distributions and our Advisor's assessment of the quality of the companies' management.

Preferred Securities, Warrants and Rights

        We may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic conditions of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

        Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of any money invested in their acquisition.

Borrowing

        We may borrow up to 30% of the value of our total assets to increase our holdings of portfolio securities. We are required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of our portfolio are disadvantageous from an investment standpoint. Leveraging by means of borrowing, which is deemed to be a speculative technique, may exaggerate the effect of any increase or decrease in the value of portfolio securities or our net asset value. Money borrowed also will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Other Investment Companies

        We may invest in the securities of other investment companies to the extent that such investments are consistent with our investment objective and policies and permissible under the Investment Company Act of 1940, as amended, or the 1940 Act. Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if, as a result, such purchase would result in (i) more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (ii) more than 5% of the fund's total assets would be invested in any one investment company, or (iii) more than 10% of the fund's total assets would be invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. Other investment companies in which we may invest include exchange traded funds, or ETFs, which are designed to track or replicate a designated index. Unlike us, shares of ETFs trade in the secondary market on exchanges at prices determined by trading activity rather than strictly by their net asset values. Typically, we would purchase shares to obtain exposure to all or a portion of one or more securities markets. The price of an ETF can fluctuate over a wide range, and we could lose money if the value of the securities owned by the ETF decreases. We, as a holder of the securities of other investment companies, will bear our pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of our own operations.

Fixed Income Securities

        We may invest in fixed income securities. These securities may pay fixed, variable or floating rates of interest. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e.,credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk).

        We may invest in investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical ratings organization, or NRSRO, in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by our Advisor to be of comparable quality.

        Although we do not expect it to represent a significant amount of our investments, we may invest in non-investment grade debt securities. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default.

        Variable and Floating Rate Securities.    Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate.

        High Yield-Lower Rated Securities.    Although we do not expect it to represent a significant amount of our investments, we may invest in high yield-lower rated securities. Higher yielding (and, therefore, higher risk) securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for us to sell certain securities or could result in lower prices than those used in calculating our net asset value. Higher yielding securities also may be particularly susceptible to economic downturns.

        An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

        Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and may be a substantial factor in our relative share price volatility. The ratings of the NRSROs represent their opinions as to the quality of the obligations which they undertake to rate. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. We will rely on the judgment, analysis and experience of our managers in evaluating the creditworthiness of an issuer.

        Because there is no established retail secondary market for many higher yielding securities, we anticipate that such securities held by us could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and our ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for us to obtain accurate market quotations for purposes of valuing our portfolio and calculating our net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

        Companies that issue certain higher yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Convertible Securities

        We may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value), either at a stated price or stated rate. Convertible securities have characteristics similar to both fixed income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, such as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically are considered to be lower quality than similar non-convertible securities.

        Although to a lesser extent than with fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

        Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income, because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yield than non-convertible securities of similar quality because of the potential for capital appreciation.

U.S. Government Obligations

        We may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their face value, and may exhibit greater price volatility than interest bearing securities since investors receive no payment until maturity. U.S. Government agencies and instrumentalities include entities having varying levels of support from the U.S. Treasury; sometimes these entities are: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right to borrow from the Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iv) supported only by the credit of the instrumentality chartered by the U.S. Government.

Cash Reserves

        Cash reserves may be held for defensive reasons or to provide sufficient flexibility to take advantage of new opportunities for investments and for other reasons, and may be invested in money market instruments.

        Money market instruments in which we may invest include U.S. Government obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated investment grade by any one nationally recognized rating agency, such as Moody's, S&P or Fitch, certificates of deposit or bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

Repurchase Agreements

        We may enter into repurchase agreements. A repurchase agreement requires us to purchase securities subject to our simultaneous agreement to resell and redeliver these securities to a counterparty, who agrees to buy the securities from us at a fixed price and future time. Repurchase agreements may be considered loans to the counterparty, collateralized by the underlying securities. If we enter into a repurchase agreement, our Advisor will evaluate and monitor the creditworthiness of the vendor. The principal risk to us in investing in repurchase agreements is that the counterparty becomes unable to pay the agreed upon sum on the repurchase date; in the event of a default, the repurchase agreement provides us the right to sell the underlying collateral. If the value of the collateral declines after we enter a repurchase agreement, or if the seller defaults, we could incur a loss of both principal and interest. Our Advisor monitors the value of the repurchase agreement collateral in an effort to determine that the value of the collateral at least equals the agreed upon repurchase price to be paid to us. Our right to sell the repurchase agreement collateral after a counterparty default could be delayed or impaired in the event of bankruptcy of the counterparty.

Futures Contracts and Options on Futures Contracts

        We may contract for the purchase or sale with future delivery ("futures contracts") of securities, aggregates of debt securities and financial indices, and options thereon in connection with our hedging and other risk management strategies. Although some futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. By their terms, some futures contracts call for cash settlements. An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made. A stock index future contract specifies that no delivery of the actual stocks making up the index will take place. Rather, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

        We will enter futures contracts only for bona fide hedging, risk management and other appropriate portfolio management purposes. For example, we may engage in futures contracts and options on futures contracts to hedge against anticipated changes in the market value of our portfolio securities or securities which we intend to purchase. Our futures contracts, if any, will be in accord with the rules and regulations of the Commodity Futures Trading Commission.

        Unlike the purchase or sale of a security, we do not pay or receive money upon the purchase or sale of a futures contract. When purchasing a futures contract, we must deposit an amount of cash or liquid portfolio securities equal to the value of the futures contract in a segregated account with our custodian. When writing a futures contract, we will maintain with our custodian similar liquid assets that, when added to the amounts deposited as margin, are equal to the market value of the instruments underlying the contract. Alternatively, we may cover our position by owning instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting us to purchase the same futures contract at a price no higher than the price of the contract we wrote (or at a higher price if the difference is maintained in liquid assets with our custodian).

        The principal risks to us relating to the use of futures contracts principally arise from changes in the market value of the securities or instruments underlying the futures contract, possible lack of a liquid market for closing out or selling a futures contract position and the possibility that a futures contract will give rise to an obligation of the Fund to meet margin, collateral or other payment requirements. The effective use of futures contracts and options on futures contracts depends, among other things, on our ability to terminate futures and options positions at times when our Advisor deems it desirable to do so. There can be no assurance that we will be able to effect closing transactions at any particular time or at an acceptable price. The effective use of futures contracts and options on futures contracts also depends on our Advisor's ability to forecast correctly interest rate movements and general stock market movements. For example, to the extent market prices remain stable during the period we hold a futures contract or option on a futures contract or such prices move in a direction opposite to what we anticipated, we may realize a loss on the hedging transaction which is not offset by an increase in the value of our portfolio securities. As a result, our total return for the period may be less than if we had not engaged in the hedging transaction.

Foreign Securities

        We may invest up to 15% of our assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange. These securities may subject us to additional investment risks which may not be present in U.S. dollar denominated securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their value. There may be less information publicly available about foreign securities than about U.S. securities, because issuers of foreign securities may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in foreign securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of foreign securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding or income taxes on dividends, interest or capital gains, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

        Foreign stock markets are generally less developed, less efficient, more volatile and have substantially less volume than U.S. markets. Foreign securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Foreign equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses.

        The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although we will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

        Foreign brokerage commissions, custodial expenses and other fees are also generally higher for foreign securities than for securities traded in the U.S. Consequently, our overall expense ratio may increase if we invest in foreign securities.

        Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

Zero Coupon Securities

        We may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security and the perceived credit quality of the issuer.

        Zero coupon securities are required to be redeemed by the issuer at face value at maturity. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into income by us as it accrues prior to the receipt of any actual payments. Because we must distribute substantially all of our investment company taxable income (including accrued original issue discount) to our shareholders each year for federal income and excise tax purposes, we may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or to increase our use of leverage, to satisfy our distribution requirements.

        The market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically. The market prices of zero coupon securities respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

Illiquid Securities

        We may invest up to 15% of our net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits and certain restricted securities not deemed by our board of trustees to be liquid. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which have been determined to be liquid, will not be considered to be illiquid or not readily marketable and, therefore, are not subject to this limit. Our inability to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair our ability to raise cash for investment or other purposes. The liquidity of securities purchased by us which are eligible for resale pursuant to Rule 144A will be monitored by our Advisor, subject to the oversight of our trustees.

Short Sales

        We may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, we own at least an equal amount of the securities sold short or own preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box", may be entered into by us to, for example, lock in a sale price for a security we do not wish to sell immediately.

        We may also make short sales of a security we do not own, in anticipation of a decline in the market value of that security. To complete such a transaction, we must borrow the security to make delivery to the buyer. We are then obligated to replace the borrowed security at a future date. The price at such time may be more or less than the price at which we sold the security. Until the borrowed security is replaced, we are required to pay the security's owner any dividends or interest which are paid or accrued during the period of the loan. To borrow the security, we also may be required to pay a premium. Until we replace a borrowed security, we may segregate an amount of cash or other liquid assets with our custodian such that the amount segregated plus any amount deposited with the broker as collateral will (i) equal the current value of the security sold short and (ii) not be less than the market value of the security at the time it was sold short. We will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which we replace the borrowed security. We will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest we may be required to pay in connection with a short sale. No more than one third of our assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Investment Restrictions

        We have adopted investment restrictions limiting our activities. Specifically, we:

1.
will not issue senior securities, except in conformity with the limits of the 1940 Act; or pledge our assets other than to secure such issuances or borrowings or in connection with permitted investment strategies;

2.
will not borrow money, except that we may borrow from banks to increase our holdings of portfolio securities in an amount not to exceed 30% of the value of our total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of our total assets, provided that aggregate borrowings at any time may not exceed 30% of our total assets;

3.
will not act as an underwriter of securities issued by other persons, except insofar as we may be deemed an underwriter in connection with the disposition of securities;

4.
will not purchase or sell real estate, except that we may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or such interests and we may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of our ownership of such securities;

5.
will not purchase or sell commodities or commodities contracts but we may purchase or sell financial contracts including, but not limited to, interest rate or currency hedges;

6.
will not originate loans to other persons except by the lending of our securities, through the use of repurchase agreements and by the purchase of debt securities;

7.
will make investments that will result in concentration (25% or more of the value of our investments) in the securities of companies primarily engaged in the real estate industry and not in any other industries, provided, however, this does not limit our investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments;

8.
will invest, under normal market conditions, at least 80% of the value of our assets in securities issued by real estate companies unless we provide our shareholders with at least 60 days' prior written notice in compliance with SEC rules;

9.
will not invest in puts, calls, straddles, spreads or any combination thereof, representing more than 10% of our total assets;

10.
will not enter into short sales representing more than 5% of our total assets; and

11.
will not invest in oil, gas or other mineral exploration programs, development programs or leases, except that we may purchase securities of companies engaging in whole or in part in such activities.

        Policies numbered 1 through 7, above, are fundamental policies of ours. A fundamental policy may not be changed without the vote of a majority of our outstanding voting securities, as defined under the 1940 Act. Unless the definition is changed by amendment to the 1940 Act, "majority of the outstanding voting securities" means the lesser of (1) 67% or more of the voting shares present at a meeting of our shareholders, if the holders of more than 50% of our outstanding shares are present or represented by proxy, or (2) more than 50% of our outstanding voting shares. Our non-fundamental policies may be changed by our board of trustees.

MANAGEMENT OF THE TRUST

        The overall management of the business and affairs of the Trust, of which we are the sole series, is the responsibility of our board of trustees. Our trustees meet periodically throughout the year to oversee our activities reviewing, among other things, our performance and the contractual engagements with our various service providers. Management of our day to day operations is delegated to our officers and our Advisor, subject always to our investment objective and policies and to the general supervision of our board of trustees.

  Trustees and Officers

        Our trustees and officers, their ages, and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 400 Centre Street, Newton, Massachusetts 02458. Each trustee who is deemed an "interested person" as defined in the 1940 Act is referred to as an "interested trustee". Each trustee who is not an "interested person" as defined in the 1940 Act is referred to as a "disinterested trustee". A majority of our trustees are disinterested trustees.

  Interested Trustees

Name (Age)	Position(s) Held with Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee(2)
Barry M. Portnoy(3) (62)	Trustee since August, 2007.
Chairman of Reit Management & Research LLC, or Reit Management—1986 to present;
Director and Vice President of our Advisor—2002 to present;
Trustee of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Dividend Capture Fund—inception to present;
Portfolio Manager of RMR Real Estate Fund, RMR F.I.R.E. Fund, RMR Hospitality and Real Estate Fund, RMR Preferred Dividend Fund and RMR Dividend Capture Fund—inception to present;
Managing Director of Five Star Quality Care, Inc.—2001 to present;
Managing Director of TravelCenters of America LLC—January 2007 to present;
Managing Trustee of Senior Housing Properties Trust—1999 to present;
Managing Trustee of Hospitality Properties Trust—1995 to present;
		Managing Trustee of HRPT Properties Trust—1986 to present.	8

Gerard M. Martin(4) (73)	Trustee since August, 2007.	Director of Reit Management—1986 to present; Director and Vice President of our Advisor—2002 to present; Trustee of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Dividend Capture Fund—inception to present; Managing Director of Five Star Quality Care, Inc.—2001 to present.	8

  Disinterested Trustees

Name (Age)	Position(s) Held with Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee(2)
John L. Harrington (71)	Trustee since October, 2007.
Trustee of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Dividend Capture Fund—inception to present;
Chairman of the Board and trustee of the Yawkey Foundation (a charitable trust)—2002 to 2003 and 2007 to present;
President, Executive Director and trustee of Yawkey Foundation—1982 to 2006;
Trustee of the JRY Trust—1982 to present;
Principal of Bingham McCutchen Sports Consulting LLC—2007 to present;
Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club—1973 to 2001;
President of Boston Trust Management Corp.—1981 to 2006;
Trustee of Hospitality Properties Trust—1995 to present;
Director of Five Star Quality Care, Inc.—2001 to 2003;
		Trustee of Senior Housing Properties Trust—1999 to present.	8

Frank J. Bailey (52)	Trustee since October, 2007.	Trustee of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Dividend Capture Fund—inception to present; Partner in the Boston law firm of Sherin and Lodgen LLP—1988 to present; Trustee of Hospitality Properties Trust—2003 to present; Trustee of Senior Housing Properties Trust—2002 to present; Director of Appleseed Foundation, Washington, D.C.—1997 to present.	8
Arthur G. Koumantzelis (77)	Trustee since October, 2007.
Trustee of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Dividend Capture Fund—inception to present;
President and Chief Executive Officer of AGK Associates LLC—2007 to present;
President and Chief Executive Officer of Gainesborough Investments LLC—1998 to 2007;
Trustee of Hospitality Properties Trust—1995 to 2007;
Director of Five Star Quality Care, Inc.—2001 to present;
Director of TravelCenters of America LLC—January 2007 to present;
		Trustee of Senior Housing Properties Trust—1999 to 2003.	8

(1)
Each member of our board of trustees serves an indefinite term of office.

(2)
As of January 2, 2008, the Fund Complex consisted of us and seven closed-end funds.

(3)
Mr. Portnoy is an "interested person" of the Trust as defined by the 1940 Act because he is an owner, director and officer of our Advisor.

(4)
Mr. Martin is an "interested person" of the Trust as defined by the 1940 Act because he is a director and officer of our Advisor.

  Executive Officers

Name, Age	Position Held with the Fund and Term of Office	Principal Occupation(s) During Past 5 years
Adam D. Portnoy (37)	President. August 2007 to present.
President and Chief Executive Officer of Reit Management—2006 to present;
Vice President of Reit Management—2003 to 2006;
President of our Advisor—May 2007 to present;
Vice President of our Advisor—2003 to May 2007;
President of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund—May 2007 to present;
President of RMR Dividend Capture Fund—inception to present;
Portfolio Manager of RMR Real Estate Fund, RMR F.I.R.E. Fund, RMR Hospitality and Real Estate Fund, RMR Preferred Dividend Fund and RMR Dividend Capture Fund—2007 to present;
Vice President of RMR Real Estate Fund (2004 to May 2007), RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund—inception to May 2007;
Managing Trustee of HRPT Properties—2006 to present;
Executive Vice President of HRPT Properties—2003 to 2006;
Managing Trustee of Hospitality Properties Trust—January 2007 to present;
Managing Trustee of Senior Housing Properties Trust—May 2007 to present;
Senior Investment Officer, International Finance Corporation—2001 to 2003;
Adam D. Portnoy is the son of our trustee, Barry M. Portnoy.

Fernando Diaz (39)	Vice President. August 2007 to present.
Vice President of our Advisor—May 2007 to present;
Vice President of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund—May 2007 to present;
Vice President of RMR Dividend Capture Fund—inception to present;
Portfolio Manager of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund—May 2007 to present;
Portfolio Manager of RMR Dividend Capture Fund—September 2007 to present;
Senior REIT analyst and assistant portfolio manager, GID Securities, LLC—2006 to May 2007;
Senior REIT analyst and assistant portfolio manager, SSgA/The Tuckerman Group—2001 to 2006.
Mark L. Kleifges (47)	Treasurer. August 2007 to present.
Senior Vice President of Reit Management—2006 to present;
Vice President of Reit Management—2002 to 2006;
Treasurer of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Dividend Capture Fund—inception to present;
Treasurer of our Advisor—2004 to present;
Vice President of our Advisor—2003 to 2004;
Treasurer and Chief Financial Officer, Hospitality Properties—2002 to present;
Partner, Arthur Andersen LLP—1993 to 2002.
Karen Jacoppo-Wood (41)	Vice President. August 2007 to present.
Vice President of our Advisor—May 2007 to present;
Vice President of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund—May 2007 to present;
Vice President of RMR Dividend Capture Fund—inception to present;
Vice President and Managing Counsel, State Street Bank and Trust Company—2006 to April 2007;
Counsel, Pioneer Investment Management, Inc.—2004 to 2006;
Vice President and Counsel, State Street Bank and Trust Company—2002 to 2004;
Counsel, BISYS Funds Distributor, Inc.—1997 to 2002.

John C. Popeo (47)	Vice President. August 2007 to present.
Senior Vice President of Reit Management—2006 to present;
Treasurer of Reit Management—1997 to present;
Vice President of Reit Management—1999 to 2006;
Vice President of our Advisor—2004 to present;
Treasurer of our Advisor—2002 to 2004;
Vice President of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Dividend Capture Fund—inception to present;
Treasurer and Chief Financial Officer of HRPT Properties—1997 to present.
Jennifer B. Clark (46)	Secretary. August 2007 to present.
Senior Vice President of Reit Management—2006 to present;
Vice President of Reit Management—1999 to 2006;
Secretary of our Advisor and Secretary of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Dividend Capture Fund—inception to present;
Senior Vice President of HRPT Properties—1999 to present.

        Our executive officers are not compensated by us. Each of our executive officers will be elected by our board of trustees annually. All our executive officers serve at the discretion of our board of trustees.

  Committees of the Board

        We have an Audit Committee consisting of disinterested trustees. The Audit Committee's function is to assist the board's oversight of matters relating to: integrity of financial statements; legal and regulatory compliance; qualifications, independence, performance and fees of independent accountants; accounting, financial reporting and internal control processes; and the appointment, duties and compensation of internal audit personnel. The Audit Committee is directly responsible for the selection of independent accountants. To date, the Audit Committee has had one meeting.

        We have a Nominating Committee and a Compensation Committee, each consisting of disinterested trustees. The function of the Nominating Committee is to recommend candidates for election to our board of trustees as disinterested trustees. The Nominating Committee considers nominations by shareholders as provided by our declaration of trust and bylaws. See "Organization and Description of Shares" in this SAI for a description of the procedures to be followed by shareholders in submitting nominations. The function of the Compensation Committee is to determine and review the fees paid to our disinterested trustees. To date, the Nominating Committee has not met and the Compensation Committee has had one meeting.

        We have a Valuation Committee consisting of Messrs. Barry M. Portnoy, Gerard M. Martin, Adam D. Portnoy, Mark L. Kleifges, Fernando Diaz and John C. Popeo, and the Advisor's personnel as are deemed necessary by these identified members from time to time. Our Valuation Committee determines the value of any of our securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. To date, the Valuation Committee has not met.

  Trustee Ownership

        The following table sets forth, for each trustee, the aggregate dollar range of our equity securities beneficially owned as of December 14, 2007. The information as to beneficial ownership is based on statements furnished to us by each trustee.

Name of Trustee	Dollar Range of Equity Securities in the Fund as of December 14, 2007(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies as of December 31, 2006
Barry M. Portnoy	$50,000 – $100,000(2)	Over $100,000
Gerard M. Martin	None	Over $100,000
John L. Harrington	None	Over $100,000
Frank J. Bailey	None	$1,001 – $50,000
Arthur G. Koumantzelis	None	$1,001 – $50,000

(1)
As of December 31, 2006, we were not in existence, and accordingly no trustees owned securities in the Fund.

(2)
10,000 shares of the Fund are held indirectly by virtue of Mr. Portnoy's ownership of our Advisor.

  Principal Shareholders

        As of December 14, 2007, our officers and trustees owned, as a group, less than 1% of any class of our outstanding shares.

        As of December 14, 2007, prior to our commencement of operations, our Advisor, RMR Advisors, Inc., 400 Centre Street, Newton, Massachusetts 20458, owned 100% of our outstanding shares. As a result, our Advisor could control the outcome of any proposal submitted to shareholders for approval. As individuals invest in our outstanding shares, our Advisor's ownership percentage will decline proportionately.

COMPENSATION OF TRUSTEES

        We expect to pay each trustee who is not an interested person an annual fee and a fee for attending trustees' meetings in person or by telephone, together with out of pocket expenses relating to attendance at such meetings. In addition, the trustee members of our Committees who are not interested persons will receive a fee for each Committee meeting attended, other than meetings held on days on which there is also a board of trustees' meeting or another Committee meeting for which they are paid by us. Trustee compensation may be adjusted from time to time. Our trustees receive no pension or retirement benefits from us.

        Because we were not in operation in 2006, during the year ended December 31, 2006, the trustees of the Fund did not receive any compensation for serving as our trustees. Set forth in the table below is the compensation estimated to be paid to the trustees by the Fund for the period ending on December 31, 2007, and the amounts received by or owed to such persons during the year ended December 31, 2006, for serving as trustees of investment companies that are also managed by our Advisor.

Name of Trustee	Estimated Compensation from Fund for Current Fiscal Year	Total Compensation from Fund and Fund Complex as of December 31, 2006
Barry M. Portnoy	$0	$0
Gerard M. Martin	$0	$0
John L. Harrington	$3,500	$0
Frank J. Bailey	$3,500	$0
Arthur G. Koumantzelis	$3,500	$0

OUR ADVISOR

        RMR Advisors, Inc., or our Advisor, is located at 400 Centre Street, Newton, Massachusetts 02458. Mr. Barry M. Portnoy is the majority owner of our Advisor. He is one of our trustees and a portfolio manager. Mr. Portnoy is also a trustee and portfolio manager of other investment companies managed by our Advisor. Mr. Adam D. Portnoy is the minority owner of our Advisor. He is our president and a portfolio manager. He is also president and portfolio manager of other investment companies managed by our Advisor.

Investment Advisory Agreement

        Under our investment advisory agreement with our Advisor, or the Advisory Agreement, our Advisor has agreed to provide us with a continuous investment program, to make day to day investment decisions for us and generally to manage our business affairs in accordance with our investment objective and policies, subject to the general supervision of our board of trustees. Our Advisor also provides persons satisfactory to our board of trustees to serve as our officers. Our officers, as well as our other employees and trustees may be directors, trustees, officers or employees of our Advisor and its affiliates.

        Pursuant to the Advisory Agreement, we have agreed to pay our Advisor a management fee for its investment management services computed at the annual rate of 0.75% of our assets, payable monthly. Our Advisor and the Trust have entered into an expense limitation agreement under which our Advisor has agreed to waive or limit its fees and to assume other expenses so that our total annual operating expenses for Class A, Class C and Class I shares are limited to 1.50%, 2.15% and 1.15%, respectively, of our average daily net assets, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of our business, and amounts payable under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. As of the date of this SAI, we had not commenced operations and, accordingly, we paid no management fees to our Advisor for investment management services prior to that date.

        In addition to the fee paid to our Advisor, we pay all other costs and expenses of our operations, including, but not limited to, compensation of our trustees (other than those affiliated with our Advisor), custodian, transfer agency and distribution disbursing expenses, legal fees, costs of independent and internal auditors, chief compliance officer expenses, expenses of redeeming shares, expenses in connection with any borrowings, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, insurance and taxes, if any.

Portfolio Managers

        Other Accounts Managed.    Our portfolio managers, Fernando Diaz, Adam D. Portnoy and Barry M. Portnoy, together manage five closed-end registered investment companies. As of November 30, 2007, the aggregate total assets of these funds was approximately $302 million. Each fund pays an advisory fee to our Advisor solely on the basis of assets under management. None of our portfolio managers currently manage other pooled investment vehicles or other accounts.

        Conflicts of Interest.    Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one fund. For example, a portfolio manager may identify a limited investment opportunity that may be appropriate for us as well as for other funds he manages. A conflict of interest also might arise where a portfolio manager has a larger personal investment in one fund than in another. A portfolio manager may purchase a particular security for one or more funds while selling the security for one or more other funds; this could have a detrimental effect on the price or volume of the securities purchased or sold by a fund. A portfolio manager might devote unequal time and attention to the funds he manages. Our Advisor believes that the risk of a material conflict of interest developing is limited because: (i) the funds are generally managed in a similar fashion; (ii) the Advisor has adopted policies requiring the equitable allocation of trade orders for a particular security among participating funds; and (iii) the advisory fee and portfolio managers' compensation are not affected by the amount of time required to manage each fund. As a result, our Advisor does not believe that any of these potential sources of conflicts of interest will affect the portfolio managers' professional judgment in managing the funds.

        Compensation.    Messrs. Barry M. Portnoy and Adam D. Portnoy are the owners of our Advisor and, through November 30, 2007, have not received a salary or other compensation from our Advisor, except to the extent of their distributions from the Advisor and their interest in the Advisor's profits, if any.

        Our other portfolio manager, Mr. Diaz, is paid based upon the discretion of the board of directors of our Advisor. Our Advisor's board of directors consists of Messrs. Barry M. Portnoy, Gerard M. Martin and Adam D. Portnoy. Compensation of Mr. Diaz includes base salary, annual cash bonus and he has the opportunity to participate in other employee benefit plans available to all of the employees of the Advisor. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however these factors, among others, may be considered by individual directors of our Advisor in determining his compensation. Other factors which may be considered in setting the compensation of the portfolio manager are his historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market generally and in the geographic area where the Advisor is located. Mr. Diaz devotes a substantial majority of his business time to providing services as a portfolio manager or officer of our Advisor and funds managed by our Advisor. Messrs. Barry D. Portnoy and Adam D. Portnoy also receive compensation for their services to affiliates of our Advisor.

        Ownership of Securities.    The following table sets forth, for each portfolio manager, the aggregate dollar range of our equity securities beneficially owned as of December 14, 2007.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund as of December 14, 2007
Fernando Diaz	None
Barry M. Portnoy	$50,000 — $100,000	(1)
Adam D. Portnoy	$50,000 — $100,000	(2)

(1)
10,000 shares of the Fund are held indirectly by virtue of Mr. Barry M. Portnoy's ownership of our Advisor.

(2)
10,000 shares of the Fund are held indirectly by virtue of Mr. Adam D. Portnoy's ownership of our Advisor.

OUR DISTRIBUTOR

        Foreside Distribution Services, L.P., or our Distributor, serves as our principal underwriter pursuant to a distribution agreement, or the Distribution Agreement, with the Trust and is located at 100 Summer Street, Boston, Massachusetts 02110. Under the Distribution Agreement, our Distributor, as agent for the Fund, sells our shares on a continuous basis. Our Distributor has agreed to use its best efforts to solicit orders for the sale of our shares, although it is not obligated to sell any particular amount of shares. As of the date of this SAI, we had not commenced operations and, accordingly, had not paid any fees to our Distributor for distribution services prior to that date.

Distribution and Shareholder Services Plans

        As discussed in the prospectus, we have adopted distribution and shareholder services plans, or Plans, and related agreements pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, we will pay to our Distributor, as compensation for acting as principal underwriter of our shares and as reimbursement of the distribution expenses incurred therewith, a distribution fee at annual rates not to exceed 0.25% and 0.75% of the average net assets of the Fund attributable to Class A shares and Class C shares, respectively. We will not reimburse our Distributor for any distribution expenses it incurs above the rates set forth above. Our Distributor may use such amounts to pay various distribution-related expenses, including (i) to make payments to brokers, financial institutions and other financial intermediaries (payee(s)) who have rendered distribution assistance and (ii) for other expenses, such as advertising costs and the payment for printing and distribution of prospectuses to prospective investors. Our Class I shares do not participate in the Plans. In addition to the amounts required by the Plans, our Distributor may, in its discretion, pay additional amounts as described below from its own resources. Our board of trustees has determined that there is a reasonable likelihood the Plans will benefit us and our shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow. As of the date of this SAI, we had not commenced operations and, accordingly, had made no expenditures under the Plans prior to that date.

        Distribution fees paid under the Plans are used to compensate our Distributor pursuant to the Distribution Agreement between the Trust and our Distributor. Because the Distributor's compensation under the Distribution Agreement is not directly tied to expenses incurred by the Distributor, the compensation received by it under the Distribution Agreement during any fiscal year may be more or less than its actual expenses and may result in a profit to our Distributor. Distribution expenses incurred by the Distributor in one fiscal year that exceed the compensation paid to it for that year may be paid from distribution fees we pay to it in subsequent fiscal years.

        Each Plan requires that at least quarterly our board of trustees will review a written report with respect to the amounts expended under the Plan and the purposes for which such expenditures were made.

        Each Plan and the Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (1) by a vote of our board of trustees and (2) by a vote of our disinterested trustees who have no direct or indirect financial interest in the operation of the Plan or Distribution Agreement (referred to as the Rule 12b-1 Trustees) at a meeting called for the purpose of voting on the Plan and Distribution Agreement, as the case may be.

        Any material amendment to a Plan must be approved (1) by a vote of our board of trustees and (2) by a vote of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on such amendment. A Plan may not be amended to increase materially the amount to be spent for distribution or services without the approval of a majority of the holders of our outstanding voting securities. Each Plan and the Distribution Agreement may be terminated at any time (1) by vote of the Rule 12b-1 Trustees or (2) by vote of a majority of the holders of our outstanding voting securities. To terminate the Distribution Agreement, a party to the Distribution Agreement must give sixty days notice to the other party. The Distribution Agreement will terminate automatically in the event of its assignment.

        By reason of their ownership of our Advisor, Barry Portnoy and Adam Portnoy may be deemed to have a financial interest in the operation of the Plans.

OUR ADMINISTRATOR AND SUBADMINISTRATOR

        In addition to the Advisory Agreement, we have entered into an Administration Agreement with our Advisor. Pursuant to this Administration Agreement, our Advisor performs administrative and accounting functions for us, including: (i) providing office space, telephones, office equipment and supplies for us; (ii) authorizing expenditures and approving bills for payment on our behalf; (iii) supervising preparation of the periodic updating of our registration statement, including our prospectus and SAI, for the purpose of filings with the SEC and state securities regulators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iv) preparation of periodic reports to our shareholders and filing of these reports with the SEC, and other forms filed with the SEC, notices of dividends, capital gains distributions and tax credits and attending to routine correspondence and other communications with shareholders; (v) supervising the daily pricing of our investment portfolio and the publication of the net asset value of our shares; (vi) supervising preparation of our earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to us, including our attorneys, accountants, custodian, transfer agent and printers; (viii) supervising compliance by us with our record keeping requirements under the 1940 Act and regulations thereunder; (ix) maintaining books and records for us (or causing their maintenance by our custodian and transfer agent); (x) preparing and filing of tax reports (or causing their preparation and filing by our accountants); and (xi) monitoring our compliance with the Code. Our Advisor also provides us with such personnel as we may from time to time request for the performance of clerical, accounting and other office services described above, as well as coordinating matters with our subadministrator, transfer agent, custodian and dividend disbursing agent. The personnel rendering these services, who may act as our officers, may be employees of the Advisor or its affiliates.

        Pursuant to the Administration Agreement and with the approval of our board of trustees, our Advisor has chosen State Street Bank and Trust Company, or State Street, as subadministrator. Under the sub-administration agreement, State Street is responsible for performing most of the foregoing administrative functions, including: (i) determining our net asset value and preparing these figures for publication; (ii) maintaining certain of our books and records that are not maintained by our Advisor, custodian or transfer agent; (iii) preparing financial information for our income tax returns, proxy statements, shareholders reports and SEC filings; and (iv) responding to some shareholder inquiries.

        For reviewing the work performed by State Street and for performing administrative services not provided by State Street, we do not pay our Advisor any fee in addition to its advisory fees. Instead, under our Administration Agreement, we reimburse our Advisor for its costs of these services, including the monthly fees paid to State Street under its sub-administration agreement and a reasonable allocation of the costs of goods and services provided by our Advisor and its affiliates to us and to third parties. The fee paid to State Street is computed on the basis of our assets at an annual rate equal to 0.04% of the first $250 million in assets, 0.025% of the next $250 million, 0.015% of the next $250 million and 0.01% of such assets in excess of $750 million, with a minimum fee of $95,000.

State Street is paid monthly. As of the date of this SAI, we had not commenced operations and, accordingly, had paid no fees to State Street for administrative services furnished to us prior to that date.

OUR TRANSFER AND DIVIDEND DISBURSING AGENT

        ALPS Fund Services, Inc., our transfer agent, is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203 and provides transfer and dividend disbursing agency services to us.

OUR CUSTODIAN

        Our custodian is State Street Bank and Trust Company and is located at 2 Avenue de Lafayette, Boston, Massachusetts 02111. Our custodian performs custodial, fund accounting and portfolio accounting services for us.

PURCHASES AND SALES OF OUR SHARES

Calculation of Offering Price

        Class A shares are sold at net asset value plus a sales charge. The applicable sales charge is applied to the net asset value of Class A shares on the day an investment is accepted to determine the offering price you pay. See "Pricing of Fund Shares" in the prospectus for a discussion of how we calculate the net asset value, or NAV, of our shares.

Front End Sales Charges

        Reducing the Front End Sales Charge.    As discussed in the prospectus, the size of the total investment in the Class A shares of the Fund will determine the front end sales charge you pay. Described below are methods to reduce the front end sales charge you pay. In order to obtain a reduction in the front end sales charge, an investor must notify, at the time of purchase, his or her dealer, the transfer agent or our Distributor of the investor's eligibility for one of the following:

        Aggregating Accounts.    The size of the total investment applies to the total amount being invested by any "person", which term includes an individual, his or her spouse and children under the age of 21, a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Code) although more than one beneficiary is involved, or any U.S. bank or investment advisor purchasing shares for its investment advisory clients or customers. Any such person purchasing for several accounts at the same time may combine these investments into a single transaction in order to reduce the applicable front end sales charge.

        Rights of Accumulation.    Class A shares may be purchased at a reduced front end sales charge by a "person" (as defined above) who is already a shareholder of the Fund by taking into account not only the amount then being invested, but also the current NAV of the shares of the Fund already held by such person. If the current NAV of the qualifying shares already held plus the NAV of the current purchase exceeds a point in the schedule of sales charges at which the charge is reduced to a lower percentage, the entire current purchase is eligible for the reduced charge. To be entitled to a reduced front end sales charge pursuant to the Rights of Accumulation, the investor must notify his or her dealer, the transfer agent or our Distributor at the time of purchase that he or she wishes to take advantage of such entitlement, and give the numbers of his or her account, and those accounts held in the name of his or her spouse or for a minor child, and the specific relationship of each such other person to the investor.

        Letter of Intention.    An investor may also qualify for a reduced front end sales charge by completing a Letter of Intention, or Letter, set forth in the subscription agreement or on a separate form for this purpose which is available from us. Completing a Letter enables the investor to aggregate purchases of our shares during a twelve-month period for purposes of calculating the applicable front end sales charge. All shares of the Fund currently owned by the investor will be credited as purchases toward the completion of the Letter at the greater of their NAV on the date the Letter is executed or their cost. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. For each investment made, the investor must notify his or her dealer, the transfer agent or our Distributor that a Letter is on file along with all account numbers associated with the Letter.

        The Letter is not a binding obligation on the investor. However, shares equal to 5% of your total intended purchase amount specified in the Letter will be held in escrow, and if the investor's purchases are less than the amount specified, the investor will be requested to remit to the Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. However, the front end sales charge applicable to the investment will in no event be higher than if the shareholder had not submitted a Letter.

        NAV Purchases.    Class A shares of the Fund may be sold at NAV to certain investors without regard to the investment amount. See the prospectus for information about the investors who may make NAV purchases. Investors making NAV purchases may be charged a fee if they effect transactions in our shares through a broker or agent.

        The sales of Class A shares at NAV described in this section are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the Class A shares will not be resold except through redemption. Such notice must be given to the transfer agent or our Distributor at the time of purchase on a form for this purpose as available from the Fund.

        Dealer Reallowances.    Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares, as set forth below:

Amount of Your Investment	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1 million	2.25%	2.30%	1.75%
$1 million or more(2)	0.00%	0.00%	0.00	%(2)

(1)
The offering price is the amount that you actually pay for Fund shares and includes the applicable front end sales charge.

(2)
See "Purchases and Sales of Our Shares—Additional Compensation" in this SAI.

Contingent Deferred Sales Charges (CDSCs)

        Class A Shares.    With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived in certain situations. See the prospectus for a description of these situations. In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge.

        Proceeds from the contingent deferred sales charge on Class A shares are paid to our Distributor and are used by our Distributor to defray expenses related to providing distribution-related services to us in connection with the sales of Class A shares, such as the payment of compensation to selected dealers or financial intermediaries for selling Class A shares.

        Class C Shares.    Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1.00%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived in certain situations. See the prospectus for a description of these situations. In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of any shares held longest during the time they are subject to the sales charge.

        Proceeds from the contingent deferred sales charge are paid to our Distributor and are used by our Distributor to defray its expenses related to providing distribution-related services to us in connection with the sale of our Class C shares, such as the payment of compensation to dealers and financial intermediaries for selling Class C shares.

        Class I Shares.    Class I shares are not subject to a contingent deferred sales charge. Please see the prospectus for a further discussion of this share class.

Additional Compensation

        Our Advisor and our Distributor, or their affiliates, may make payments from their own resources to dealers and other financial intermediaries as compensation for distribution, administrative and other services. These payments are in addition to the compensation these intermediaries receive from sales commissions, 12b-1 fees and shareholder service fees, as described in the prospectus. These additional payments by our Advisor and our Distributor may take a variety of forms, such as "due diligence" payments for an intermediary's examination of the Fund and payments for providing extra employee training and information relating to the Fund; "listing" fees for the placement of the Fund on an intermediary's list of mutual funds available for purchase by its customers; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; payments for the sale of shares and/or the maintenance of share balances; and fees for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing fees paid by the Fund. The additional payments by our Advisor and our Distributor may be a fixed dollar amount, may be based on the number of customer accounts maintained by a dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the intermediary.

        Our Advisor and our Distributor may from time to time pay additional cash or non-cash incentives to intermediaries in connection with the sale of shares of the Fund, subject to applicable NASD rules. Such additional incentives may be utilized, in whole or in part, in some cases together with other revenues of such dealers, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or non-cash incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Such incentives may include payment for attendance at seminars or payment for occasional meals, sporting events, theater performances or comparable entertainment. Such dealer may elect to receive cash incentives of equivalent amount in lieu of such payments.

Redemptions in Kind

        We reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities we choose. If any such redemption in kind is to be made, we intend to file a notification of election pursuant to Rule 18f-1 under the 1940 Act with the SEC. This election would require us to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Once made, an election made under Rule 18f-1 is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal of a previously made election as being appropriate in the public interest and consistent with the protection of investors.

        Payment of the price for shares that are sold or "redeemed" may be made either in cash or in portfolio securities, or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless our Advisor believes that economic conditions exist which would make such a practice detrimental to our best interests. If payment for shares redeemed is made wholly or partly in portfolio securities, the payment price will be their value used in determining our NAV per share as described in the prospectus, less any applicable CDSC. Brokerage costs may be incurred by the investor in converting the securities to cash. The selection of such securities will be made in such manner as our board of trustees deems fair and reasonable; however, we will not distribute in kind portfolio securities that are not readily marketable.

DISCLOSURE OF PORTFOLIO HOLDINGS

        We generally prohibit the disclosure of non-public portfolio holdings information in order to prevent selective disclosure of non-public portfolio holdings information and ensure our compliance and that of our Advisor with federal securities law, including the 1940 Act. It is our policy that non-public portfolio holdings shall not be divulged to select third parties except when we have a legitimate business purpose for doing so and reasonably believe that the recipients understand their duty not to trade on non-public information. A legitimate business purpose includes disseminating or providing access to portfolio information to (1) our service providers (e.g., custodian, independent auditors or transfer agent), in order for our service providers to fulfill their contractual duties to us; (2) rating and ranking organizations and mutual fund analysts (e.g., Lipper, Morningstar); (3) our affiliates; and (4) firms that provide pricing services, proxy voting services and research and trading services. Disclosure of holdings in exchange for compensation is not a legitimate business purpose. Prior to engaging in any arrangement where we may disclose portfolio information other than publicly, the person seeking to make such disclosure must obtain the consent of our president and our Advisor's president. Our Chief Compliance Officer will review compliance with our policy for releasing portfolio holdings and disclosure of non-public information in his annual written report to our board of trustees. Our Advisor will not disclose non-public portfolio information until it has determined that a conflict of interest does not exist, is not material or a method of resolving such conflict of interest has been agreed upon by the board of trustees. If the conflict of interest is determined to be material, the conflict shall be disclosed to our board of trustees and our Advisor will follow the instructions of our board of trustees.

        Before making any non-public disclosure of the Fund's portfolio holdings, we generally will require the party receiving the non-public information to enter into a confidentiality agreement with the Trust whereby that party agrees (1) not to trade on the non-public information and (2) to keep such information confidential. We will not require a separate confidentiality agreement where another contract contains provisions similar to those described in the preceding sentence or the party receiving the non-public information has a fiduciary duty to keep such information confidential and to not use such information to its advantage.

        There is no guarantee that our policies and procedures on disclosure of portfolio holdings will protect us from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

        As of the date of this SAI, we had not commenced operations. We anticipate that the following recipients will receive or have access to non-public portfolio holdings information:

Relationship with the Fund	Name of Recipient	Timing of Release of Information Portfolio Holdings
Advisor and Administrator	RMR Advisors, Inc.	Daily
Custodian and Sub-administrator	State Street Bank and Trust Company	Daily
Independent Registered Public Accounting Firm	Ernst & Young LLP	As necessary in connection with financial statements and SEC filings
Legal Counsel	Sullivan & Worcester LLP	As necessary in connection with regulatory filings, board meetings and as legal issues arise
Printer for Financial Reports	Merrill Corporation	Within 45 days after the end of the second and fourth quarters of our fiscal year
Analytical Tools	Lipper Analytical Services, Inc.	Quarterly
Ratings and Rankings Agencies	Morningstar, Inc.	Quarterly
Ratings and Rankings Agencies	Thomson Financial, Inc.	Quarterly

PROXY VOTING POLICIES AND PROCEDURES

        We have adopted policies and procedures for voting proxies solicited by issuers whose securities we hold. Our policies and procedures will be implemented by our Advisor. The vote with respect to most routine issues presented in proxy statements is expected to be cast in accordance with the position of the issuer's management, unless it is determined by our Advisor or our board of trustees that supporting management's position would adversely affect the investment merits of owning the issuer's security. However, each issue will be considered on its own merits, and we will not support a position of management found not to be in the best interests of our shareholders.

        Proxies solicited by issuers whose securities we hold will be voted solely in the interests of our shareholders. Any conflict of interest will be resolved in the way that will most benefit us and our shareholders. Our Advisor shall not vote proxies for us until it has determined that a conflict of interest does not exist, is not material or a method of resolving such conflict of interest has been agreed upon by our board of trustees. If the conflict of interest is determined to be material, the conflict shall be disclosed to our board of trustees and our Advisor will follow the instructions of our board of trustees.

        The actual voting records relating to our portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll-free 1-866-790-8165 or in our reports filed with the SEC and available on the SEC's website at www.sec.gov and on our website, www.rmrfunds.com. In addition, a copy of our proxy voting policies and procedures is available by calling toll-free 1-866-790-8165 and will be sent within three business days of receipt of a request.

CODE OF ETHICS

        We, our Advisor and our Distributor have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. These codes, among other things, restrict management personnel investments in certain securities, including investments in initial public offerings and in private placements. Generally, these restrictions prohibit our officers, our trustees and personnel of our Advisor and our Distributor from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, we had been considering for purchase or sale, or are purchasing or selling such security.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        Subject to the supervision of our board of trustees, our Advisor makes decisions to buy and sell securities for us and negotiation of the brokerage commissions which we pay. Transactions on U.S. stock exchanges involve our payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over the counter market but the price we pay usually includes an undisclosed dealer commission or mark up. In certain instances, we may make purchases of underwritten issues at prices which include underwriting fees.

        Subject to the supervision of our board of trustees, our Advisor is authorized, for the purchase and sale of our portfolio securities, to employ such securities dealers and brokers and to negotiate brokerage commissions on our behalf as may, in the judgment of the Advisor, implement our policy of obtaining the best net results taking into account such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; and the value of the expected contribution of the broker to our investment performance on a continuing basis. Accordingly, the cost to us of the brokerage commissions in any transaction may be greater than available from other brokers if the difference is reasonably justified by other aspects of the portfolio services offered. For example, our Advisor may cause us to pay a broker that provides research services to our Advisor an amount of commission for a transaction in excess of the amount of commission another broker would have charged for that transaction, if our Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or our Advisor's ongoing responsibilities to us. Moreover, research and investment information may be provided by brokers at no cost to our Advisor and this information will be available to benefit us and any other accounts advised by our Advisor and its affiliates. In that case, not all of the information will be used for our benefit. While broker provided services and information may be useful in varying degrees and may tend to reduce our Advisor's expenses, it is not possible to estimate its value and in the opinion of our Advisor it does not reduce our Advisor's expenses in a determinable amount. The extent to which our Advisor makes use of statistical, research and other services furnished by brokers is considered by our Advisor in the allocation of brokerage business, but there is no formula by which such business is allocated.

However, our Advisor does not expect to seek or participate in these so-called "soft dollar" arrangements. Our Advisor may also take into account payments made by brokers effecting transactions for us to other persons on our behalf for services (such as custodial or professional fees).

        Investment decisions for us and any other entities which are or may become investment advisory clients of our Advisor are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including us). Some securities considered for investment by us may also be appropriate for other clients served by our Advisor. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of us and one or more of these clients served by our Advisor is considered at or about the same time, transactions in such securities will be allocated among us and clients in a manner deemed fair and reasonable by our Advisor. Our Advisor may aggregate orders for us with simultaneous transactions entered into on behalf of its other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to us, in other cases it is believed that our ability to participate in volume transactions may produce better executions for us. In any case, it is the judgment of our trustees that the desirability of our having our advisory arrangements with our Advisor outweighs any disadvantages that may result from contemporaneous transactions.

        As of the date of this SAI, we had not commenced operations and, accordingly, had not paid any brokerage commissions prior to that date.

ORGANIZATION AND DESCRIPTION OF SHARES

        The Trust is an open end management investment company that was organized as a Massachusetts business trust on August 22, 2007. The Fund is a non-diversified series of the Trust. A copy of the Trust's agreement and declaration of trust, or declaration of trust, is on file as an exhibit to the Trust's registration statement.

        The Trust's declaration of trust authorizes the issuance of an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Fund is the only series of the Trust that the board of trustees has established. The Trust is authorized to issue three share classes (Class A, Class C and Class I) on behalf of any series of the Trust. The Fund currently offers each of these shares classes. Our board of trustees may determine to establish additional series and share classes without shareholder approval.

        All shares of a series have equal rights to the payment of dividends and the distribution of assets of the series upon liquidation. Shares are fully paid and non-assessable, have no pre-emptive or conversion rights or rights to cumulative voting and are redeemable and transferable.

        The assets received from the sale of shares of a series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the series. The underlying assets of a series are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that series. Any general expenses of the Trust not readily attributable to a series will be allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of a series and any other series.

        Shares of each share class of a series represent an equal pro rata interest in that series and, generally, will have identical voting, dividend, liquidation, and other rights, except that (i) each share class may be subject to expenses specific to that class; (ii) each share class has exclusive voting rights with respect to matters solely affecting that class and (iii) each share class may be subject to different sales charges and fee structures.

        Each share has one vote, with fractional shares voting proportionately. Shareholders of a series or share class are not entitled to vote on any matter that requires a separate vote of the shares of another series or share class that does not affect such shareholders' series or share class. The declaration of trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. Under the declaration of trust, any trustee may be removed by vote of the trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more trustees.

        Our declaration of trust requires compliance with certain procedures for a shareholder to properly make a nomination for election to the board or to propose other business for the Fund. If a shareholder who is entitled to do so under our declaration of trust wishes to nominate a person or persons for election to the board or propose other business for the Fund at a meeting of shareholders, that shareholder must provide a written notice to our Secretary at 400 Centre Street, Newton, MA 02458 and comply with the other provisions in our declaration of trust concerning the requirements for shareholder nominations and proposals.

        Unlike the stockholders of a corporation, there is a possibility that the shareholders of a Massachusetts business trust such as us may be liable for debts or claims against us. Our declaration of trust provides that shareholders shall not be subject to any personal liability for our acts or obligations and that every written agreement, undertaking or obligation made or issued by us shall contain a provision to that effect. Our declaration of trust provides for indemnification out of our property for all losses and expenses of any shareholder held personally liable for our obligations. Thus, the risk of our shareholders incurring loss because of shareholder liability is limited to circumstances in which we ourselves would be unable to meet our obligations.

        Our declaration of trust contains a provision that requires a shareholder to indemnify us for all costs arising from the shareholder's violation of our declaration of trust or bylaws.

TAX MATTERS

        The following discussion summarizes certain U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of our shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you hold your shares as capital assets. This discussion is based on present provisions of the Code, related regulations, and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the U.S. federal income tax consequences of the purchase, ownership or disposition of our shares, as well as tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

        For purposes of this discussion, you will be considered a "U.S. Shareholder" if you beneficially own our shares and you are for U.S. federal income tax purposes one of the following:

  •
  a citizen or an individual resident of the United States;

  •
  a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

  •
  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

  •
  a trust if you (i) are subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of your substantial decisions or (ii) have a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

        You will be considered a "Non-U.S. Shareholder" if you beneficially own our shares and you are not a U.S. Shareholder or a partnership or an entity or arrangement treated as a partnership for U.S. federal income tax purposes. If you are a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of your partners generally will depend upon the status of such partners and your activities.

Taxation of the Fund

        We intend to elect to be treated and to qualify each taxable year for treatment as a regulated investment company, or RIC, under the Code. To qualify for this treatment, we must generally, among other things, satisfy the following requirements:

  •
  derive at least 90% of our gross income each taxable year from (1) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from our investing in securities or those currencies and (2) interests in "qualified publicly traded partnerships" (as defined in the Code);

  •
  distribute with respect to each taxable year at least 90% of our investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions, if any, and determined without regard to any deduction for dividends paid) for that year; and

  •
  diversify our holdings so that, at the end of each quarter of each taxable year (1) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of our total assets and to not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of our total assets is invested in the securities (other than those of the U.S. Government or other RICs) of (a) any one issuer, (b) two or more issuers that we control (defined as owning 20% or more of the total combined voting power of all classes of stock entitled to vote) and are engaged in the same, similar or related trades or businesses or (c) any one or more "qualified publicly traded partnerships" (as defined in the Code).

        As a RIC, we generally will not be subject to U.S. federal income tax on income and gains we timely distribute to our shareholders (including capital gain dividends, as discussed below). If we fail to qualify for treatment as a RIC for any taxable year, we would be taxed at regular corporate rates on the full amount of our taxable income for that year without being able to deduct the distributions we make to our shareholders and our shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long term capital gain over net short term capital loss), as ordinary dividends to the extent of our earnings and profits. Generally, under the current law and subject to certain limitations, these ordinary dividends would constitute qualified dividend income eligible for a lower rate of tax in the case of individual shareholders and would be eligible for the corporate dividends received deduction. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

        Generally, we intend to distribute at least annually to our shareholders all or substantially all of our investment company taxable income. Generally, we also will annually (1) distribute our net capital gain or (2) retain all or a portion of our net capital gain for investment. If we retain any investment company taxable income or any net capital gain, we will be subject to tax at regular corporate rates on the retained amount.

        To the extent we fail to distribute in a calendar year at least an amount equal to the sum of (1) 98% of our ordinary income for that year plus (2) 98% of our capital gain net income for the one year period generally ending October 31 of that year, we will be subject to a nondeductible 4% excise tax. For these purposes, we will be treated as having distributed any amount on which we pay U.S. federal income tax. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. We generally intend to make distributions sufficient to avoid the imposition of material excise tax.

        A distribution we pay to shareholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Tax Consequences of Certain of Our Investments

        Foreign Securities.    While we do not expect to make material investments in foreign issuers, we may do so to a limited extent. Dividend, interest and other income received on investments in foreign issuers will likely be subject to withholding taxes in the countries where those issuers reside. Although many foreign countries do not impose withholding or other tax requirements on capital gains in respect of investments by foreign investors, some do and some may implement taxes in the future. Tax treaties between certain countries and the United States may reduce or eliminate these taxes. Foreign taxes withheld will reduce the yield on the underlying securities.

        Securities Issued or Purchased at a Discount.    We may acquire securities issued with original issue discount, or OID. As a holder of those securities, we must include in gross income the OID that accrues on them during the taxable year, even if we receive no corresponding payment on them during the year. Because we must distribute each year substantially all of our investment company taxable income, including any OID, to satisfy the RIC distribution requirement and avoid imposition of the excise tax as discussed above, we may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash we actually receive during such year. Those distributions will be made from our cash assets or from the proceeds of sales of our portfolio securities, if necessary. We may realize capital gains or losses from those sales, which would increase or decrease our investment company taxable income and/or net capital gain.

        Securities With Uncertain Tax Treatment.    Certain securities in which the Fund may invest are, or income from such securities is, subject to uncertain U.S. federal income tax treatment or recharacterization by the IRS. If the Fund encounters revised or recharacterized tax treatments, the timing or character of income recognized by the Fund may be affected and may compel portfolio changes that the Fund might not otherwise undertake to ensure compliance with the tax rules applicable to RICs under the Code.

Taxation of U.S. Shareholders

        The following discussion applies to you only if you are a U.S. Shareholder.

        Distributions.    Distributions we make to you from our net realized long term capital gains, if any, that we designate as capital gains dividends ("capital gain dividends") are taxable as long term capital gains, regardless of how long you have held your shares. All other dividends we pay to you (including dividends from short term capital gains) from our current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

        Special rules apply to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. If you are an individual, any such ordinary income dividend that you receive generally will be eligible for taxation at the rates applicable to long term capital gains (currently at a maximum rate of 15%) to the extent that: (i) the ordinary income dividend is attributable to "qualified dividend income", or "QDI" (i.e., generally dividends paid by U.S. corporations and qualified foreign corporations described below), (ii) we satisfy certain holding period and other requirements with respect to the stock on which such QDI was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Dividends we receive from U.S. REITs generally will not be eligible for treatment as QDI. Qualified foreign corporations are corporations incorporated in a U.S. possession or corporations that are eligible for benefits of a comprehensive income tax treaty with the United States that satisfies certain other requirements. In addition, a foreign corporation is treated as a qualified foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States.

        QDI subject to these special rules is not actually treated as a capital gain, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.

        We currently expect that a portion of the dividends we distribute to our shareholders will be eligible for the reduced maximum U.S. federal income tax rate on QDI received by individuals discussed above, and for the corporate dividends received deduction. No assurances can be given as to what portion of the dividends we distribute will constitute QDI or will be eligible for the corporate dividends received deduction. We seek to provide dividend income without regard to whether the dividends qualify for reduced federal income tax rates.

        The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

        If we make a distribution to you in excess of our current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of your tax basis in our shares and thereafter as capital gain. A return of capital is not taxable, but it will reduce your tax basis in our shares, and therefore reduce any loss or increase any gain on a subsequent taxable disposition by you of our shares.

        We may designate all or a portion of any retained net capital gains as undistributed capital gains in a notice to you, and if we do so, you will (1) be required to include in your U.S. federal taxable income, as long term capital gain, your share of the retained amount and (2) be entitled to credit your proportionate share of the tax we paid on the retained amount against your U.S. federal income tax liability, if any, and to claim a refund to the extent the credit exceeds that liability. For U.S. federal income tax purposes, the tax basis in your shares would be increased by the difference between the retained capital gains included in your gross income and the tax credit claimed by you under clause (2) of the preceding sentence.

        We will notify you each year as to the U.S. federal tax status of our distributions to you.

        Sale or Redemption of Shares.    Your sale or redemption of our shares may give rise to a taxable gain or loss equal to the difference between the amount realized and your adjusted basis in those shares. In general, any gain or loss realized on a taxable disposition of shares will be treated as long term capital gain or loss if the shares have been held for more than 12 months. If, however, you sell shares at a loss within six months of their purchase, that loss will be treated as long term, rather than short term, to the extent of any capital gain dividends you received (or your share of any retained capital gains designated) with respect to the shares. All or a portion of any loss realized on a taxable disposition of our shares will be disallowed to the extent other shares in the Fund are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.

        Current law taxes both long term and short term capital gain of corporations at the rates applicable to ordinary income. For non-corporate U.S. Shareholders, short term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum rate of 35%) while long term capital gain generally is taxed at a maximum rate of 15%, for taxable years beginning on or before December 31, 2010 (and 20% thereafter).

        Backup Withholding.    We may be required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including capital gain dividends) and redemption or repurchase proceeds otherwise payable to you if you fail to properly furnish us (or our agent) with your correct taxpayer identification number (if you are an individual, generally, your social security number) or to make required certifications or if you have been notified by the IRS that you are subject to backup withholding. Certain U.S. shareholders, including corporations and Non-U.S. Shareholders, are exempt from backup withholding. The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld on payments made to you may be credited against your U.S. federal income tax liability.

Taxation of Non-U.S. Shareholders

        The following discussion applies to you only if you are a Non-U.S. Shareholder and you do not hold your shares in connection with a trade or business you carry on in the United States.

        Distributions.    Distributions we make to you from our investment company taxable income, including any dividends we designate as QDI, generally will be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable treaty). Distributions we make to you from our net realized long term capital gains, if any, that we designate as capital gains dividends, and any amounts we retain that are designated as undistributed capital gains, generally will not be subject to U.S. federal withholding tax unless you are a nonresident alien individual, you are physically present in the United States for 183 days or more during the taxable year and you meet certain other requirements.

        The following types of distributions we make to Non-U.S. Shareholders, however, will not be subject to U.S. federal withholding tax with respect to taxable years beginning no later than December 31, 2007, but will be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable treaty) for subsequent taxable years:

  •
  distributions attributable to our net short term capital gains in excess of our net long term capital losses that we properly designate as short term capital gain dividends; and

  •
  distributions attributable to our U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by the Non-U.S. Shareholder and that we properly designate as interest related dividends.

        Sale or Redemption of Shares.    Any gain that you realize upon the sale, exchange or redemption of our shares will ordinarily be exempt from U.S. federal income and withholding tax unless (i) you are a nonresident alien individual, you are physically present in the United States for 183 days or more during the taxable year and you meets certain other requirements or (ii) at any time during the shorter of the period during which you held such shares and the five year period ending on the date of the disposition of those shares, we were a U.S. real property holding corporation and you actually or constructively held more than 5% of our shares. In the case of clause (ii) of the preceding sentence, the gain would be taxed in the same manner as if you were a U.S. Shareholder (as discussed above), a 10% U.S. federal withholding tax generally would be imposed on the amount you realized on the disposition of such shares and the withheld amounts would be credited against your U.S. federal income tax liability on such disposition.

        A corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In our case, U.S. real property interests include interests in stock of U.S. real property holding corporations (other than stock of a domestically controlled REIT, holdings of 5% or less in the stock of a publicly traded U.S. real property holding corporation, or, for taxable years beginning on or after January 1, 2005 but before January 1, 2008, stock of a domestically controlled RIC) and certain participating debt securities. While there can be no assurance in this regard, we do not believe we will ever be a U.S. real property holding corporation.

        Federal Estate Tax.    If you are an individual, common stock held at the time of your death will be included in your gross estate for U.S. federal estate tax purposes, and may be subject to U.S. federal estate tax, unless an applicable estate tax treaty provides otherwise. You should consult your tax advisor for a full discussion of U.S. federal estate tax treatment.

        Information Reporting and Backup Withholding Tax.    We must report annually to the Internal Revenue Service and to you the amount of dividends paid to you and the tax withheld with respect to those dividends, regardless of whether withholding was required. Copies of the information returns reporting those dividends and withholding may also be made available to the tax authorities in the country in which you reside under the provisions of an applicable income tax treaty or other applicable agreements.

        Backup withholding is currently imposed at a rate of 28% on certain payments to persons that fail to furnish identifying information to the payer. As a non-U.S. Holder, you generally will not be subject to backup withholding assuming you properly certify your non-U.S. status on IRS Form W-8BEN or W-8ECI. If you fail to provide such certification, you may be subject to the greater of the backup withholding rate and any other withholding rate that would otherwise apply to dividends paid on your common stock as described above. In addition, if you fail to provide such certification, backup withholding may apply to proceeds from a disposition of your common stock. However, backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally may be refunded (or allowed as a credit against your U.S. federal income tax liability), provided certain required information is provided in a timely manner to the IRS.

Reportable Transactions

        Generally, penalties will be imposed if (i) an individual recognizes a loss with respect to shares of the Fund of $2 million or more, or (ii) a C corporation recognizes a loss with respect to shares of the Fund of $10 million or more, and such shareholder does not file IRS Form 8886 disclosing this loss. The penalty for failure to properly file Form 8886 and properly disclose these "reportable transactions" is generally $10,000 in the case of individuals, and $50,000 for other shareholders. We believe that shareholders of a RIC such as the Fund are not excepted from these reporting requirements, although future IRS guidance may extend such an exception. The fact that a loss is reportable on Form 8886 does not affect whether such loss is allowable for U.S. federal income tax purposes.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Ernst & Young LLP, located at 200 Clarendon Street, Boston Massachusetts 02116, audits our financial statements.

LEGAL COUNSEL

        Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Trust. Sullivan & Worcester LLP also acts as legal counsel to our Advisor, Reit Management and their affiliates.

FINANCIAL STATEMENT

Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Trustees of
RMR Funds Series Trust

        We have audited the accompanying statement of assets and liabilities of RMR Real Estate Securities Fund, a series of RMR Funds Series Trust (the "Fund") as of December 14, 2007. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of RMR Real Estate Securities Fund, a series of RMR Funds Series Trust at December 14, 2007, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 21, 2007

RMR Real Estate Securities Fund

Statement of Assets and Liabilities

December 14, 2007

ASSETS
Cash	$100,000

TOTAL ASSETS	100,000

NET ASSETS	$100,000

NET ASSETS CONSIST OF:
Paid-in capital	$100,000

CLASS A SHARES:
NET ASSETS	$33,333.34
Shares issued and outstanding ($0.001 par value common stock outstanding)*	3,333.34

NET ASSET VALUE PER SHARE	$10.00

CLASS C SHARES:
NET ASSETS	$33,333.33
Shares issued and outstanding ($0.001 par value common stock outstanding)*	3,333.33

NET ASSET VALUE PER SHARE	$10.00

CLASS I SHARES:
NET ASSETS	$33,333.33
Shares issued and outstanding ($0.001 par value common stock outstanding)*	3,333.33

NET ASSET VALUE PER SHARE	$10.00

MAXIMUM OFFERING PRICE
Class A Shares ($10.00/95.50%)	$10.47

*
Unlimited number of shares are authorized.

See accompanying notes.

 RMR Real Estate Securities Fund

Notes to Financial Statement

December 14, 2007

1. Organization

        RMR Real Estate Securities Fund, or the Fund, is a non diversified series of RMR Funds Series Trust, or the Trust, which was organized as a Massachusetts business trust on August 22, 2007, and is registered under the Investment Company Act of 1940, as amended, as an open end management investment company. The Fund's investment objective is total return through investment in real estate securities. The Fund has had no operations to date, other than matters relating to the Fund's establishment, registration of the Fund's shares under the Securities Act of 1933, and the sale of a total of 3,333.34, 3,333.33 and 3,333.33 Class A, Class C and Class I shares, respectively, for $100,000 to RMR Advisors, Inc., or RMR Advisors.

        The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

2. Summary of Significant Accounting Policies

        Use of Estimates.    Preparation of this financial statement in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statement and related notes. The actual results could differ from these estimates.

        Class Allocation.    Investment income, realized and unrealized gains and losses, and certain Fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by share class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

        Redemption Fees.    The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed within 60 days of buying them. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

3. Concentration of Risk

        Following the start-up period, under normal market conditions, the Fund's investments will be predominantly focused on equity securities issued by real estate companies. The value of the Fund shares may fluctuate more due to economic, legal, cultural or technological developments affecting the real estate industry than would the shares of a fund with investments in a mix of different industries.

4. Advisory Agreement and Administration Agreements

        The Fund has an advisory agreement with RMR Advisors to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, upon commencement of investment operations, RMR Advisors will be compensated at an annual rate of 0.75% of the Fund's average daily net assets.

        The Fund has entered into an expense limitation agreement with RMR Advisors until December 31, 2008. Under the expense limitation agreement, RMR Advisors has agreed to waive or limit its fees and to assume other expenses so that the total operating expenses for Class A, Class C or Class I shares are limited to 1.15% of average daily net assets. The Fund may later reimburse RMR Advisors for the management fees waived or limited and other expenses assumed and paid by RMR Advisors under the expense limitation agreement provided the Fund reaches sufficient asset size to permit such reimbursement. The total expense ratio, after such reimbursement, for Class A, Class C and Class I shares would not exceed 1.50%, 2.15% and 1.15%, respectively. RMR Advisors may recoup all or a portion of any waived investment advisory fees and expenses it has borne, if any, to the extent a class's expenses fall below the maximum ratio within three years after the end of the fiscal year in which the waiver was made.

        RMR Advisors will also perform administrative functions for the Fund on a cost reimbursement basis pursuant to an administration agreement. RMR Advisors has entered into a sub-administration agreement with State Street Bank and Trust Company, or State Street. Under the terms of the sub-administration agreement, RMR Advisors pays State Street a fee for all services received under the sub-administration agreement.

5. Distribution and Shareholder Services Plans

        The Trust has adopted a distribution plan with respect to the Fund's Class A and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, or the Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. Under this plan, the Fund may pay a distribution fee at an annual rate of up to 0.25% of the average daily value of the Fund's net assets attributable to the Class A shares and 0.75% of the average daily value of the Fund's net assets attributable to the Class C shares.

        The Trust has adopted a shareholder services plan with respect to the Fund's Class A and Class C shares pursuant to Rule 12b-1 under the Act, which provides that the Fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the Fund may pay the shareholder servicing agent a fee at an annual rate of up to 0.10% of the average daily net asset value of the fund's Class A shares and up to 0.25% of the average daily net asset value of the fund's Class C shares.

6. Organizational Expenses and Offering Costs

        RMR Advisors has agreed to pay all organizational expenses and offering costs which are estimated to be $550,000.

7. Federal Income Taxes

        The Fund intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, such that it will generally not be subject to Federal income tax.

APPENDIX A—DESCRIPTION OF RATINGS

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P CORPORATE BOND RATINGS:

        AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

        A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

        BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

        BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        BB - Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B - Bonds rated B are more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC - Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC - Bonds rated CC are currently highly vulnerable to nonpayment.

        C - A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        CI - The rating CI is reserved for income bonds on which no interest is being paid.

        D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        Plus (+) Minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

S&P COMMERCIAL PAPER RATINGS:

        A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.

        A-3 - Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.

        B - Issues with this rating are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - A short-term obligation rated "D" is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S CORPORATE BOND RATINGS:

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S COMMERCIAL PAPER RATINGS:

        Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

  •
  Leading market positions in well-established industries.

  •
  High rates of return on funds employed.

  •
  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  •
  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  •
  Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will often be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

        Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

FITCH INVESTMENT GRADE BOND RATINGS:

        AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

        AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+".

        A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

        BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.

        Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

        NR: Indicates that Fitch does not rate the specific issue.

        Withdrawn: A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.

        Rating Watch: Ratings are placed on Rating Watch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

FITCH HIGH YIELD BOND RATINGS:

        BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

        B: Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and is contingent upon a sustained, favorable business and economic environment.

        CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.

        CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

        C: Bonds are in imminent default in payment of interest or principal.

        DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

        Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below "CCC".

        NR: Indicates that Fitch does not rate the specific issue.

        Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

FITCH INVESTMENT GRADE SHORT-TERM RATINGS:

        Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

        F1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        F1: Highest Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F1+".

        F2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F1+" and "F1" ratings.

        F3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

        B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

        C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

        D: Default. Issues assigned this rating are in actual or imminent payment default.

* * * * * * * *

        NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. We are dependent on our Advisor's judgment, analysis and experience in the evaluation of such bonds.

        Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

PART C—OTHER INFORMATION

ITEM 23. EXHIBITS

Exhibit No.	Description of Exhibits
(a)	Agreement and Declaration of Trust of the Registrant dated August 22, 2007.(1)
(b)	Bylaws of the Registrant dated August 22, 2007.(1)
(c)(1)	See Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Agreement and Declaration of Trust.
(c)(2)	See Article VIII (Shareholders' Voting Powers and Meetings) of the Bylaws.
(d)	Form of Investment Advisory Agreement between the Registrant and RMR Advisors, Inc.—filed herein.
(e)	Form of Distribution Agreement between the Registrant and Foreside Distribution Services, L.P.—filed herein.
(f)	Not applicable.
(g)	Custodian Agreement between the Registrant and State Street Bank and Trust Company—filed herein.
(h)(1)	Form of Transfer Agency and Service Agreement between the Registrant and ALPS Fund Services, Inc.—filed herein.
(h)(2)	Form of Administration Agreement between the Registrant and RMR Advisors, Inc.—filed herein.
(h)(3)	Form of Sub-administration Agreement between RMR Advisors, Inc. and State Street Bank and Trust Company—filed herein.
(h)(4)	Form of Expense Limitation Agreement between the Registrant and RMR Advisors, Inc.—filed herein.
(h)(5)	Form of Selling Agreement—filed herein.
(i)	Opinion and consent of Sullivan & Worcester LLP—filed herein.
(j)	Consent of Auditors—filed herein.
(k)	Not applicable.
(l)	Subscription Agreement—filed herein.
(m)(1)	Distribution and Shareholder Services Plan Pursuant to Rule 12b-1 for the Registrant's Class A shares—filed herein.
(m)(2)	Distribution and Shareholder Services Plan Pursuant to Rule 12b-1 for the Registrant's Class C shares—filed herein.
(n)	Multiple Class Plan Pursuant to Rule 18f-3—filed herein.
(o)	Reserved.
(p)(1)	Joint Code of Ethics of the Registrant and RMR Advisors, Inc.—filed herein.
(p)(2)	Code of Ethics of Foreside Distributors, LLC—filed herein.

(s)(1)	Power of Attorney for Barry M. Portnoy—filed herein.
(s)(2)	Power of Attorney for Gerard M. Martin—filed herein.
(s)(3)	Power of Attorney for Frank J. Bailey—filed herein.
(s)(4)	Power of Attorney for Arthur G. Koumantzelis—filed herein.
(s)(5)	Power of Attorney for John L. Harrington—filed herein.

(1)
Incorporated by reference to the Registrant's Initial Registration Statement on Form N-2, File No. 333-145646, filed on August 23, 2007.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

        As of the date hereof, the sole shareholder of RMR Real Estate Securities Fund, or the Fund, is the Fund's investment advisor, RMR Advisors, Inc. As a result, the Fund is controlled by RMR Advisors, Inc. and is under common control with other persons controlled by RMR Advisors, Inc. or its controlling persons. The Fund expects that as other persons become shareholders of the Fund, RMR Advisors, Inc. will no longer be a controlling shareholder of the Fund and the Fund will no longer be under common control with other persons controlled by RMR Advisors, Inc. or its controlling persons.

ITEM 25. INDEMNIFICATION

        Under the Registrant's declaration of trust and bylaws, the Registrant's trustees and officers are indemnified to the fullest extent permitted by law, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided to any officer or trustee against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        The Distribution Agreement filed in response to Item 23(e) contains provisions requiring indemnification of the principal underwriter by the Registrant.

        Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers, controlling persons and underwriters of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, controlling person or underwriter in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

        The description of the business of RMR Advisors, Inc. is set forth under the caption "MANAGEMENT" in the Prospectus and "OUR ADVISOR" and "OUR ADMINSTRATOR AND SUBADMINISTRATOR" in the Statement of Additional Information forming part of this Registration Statement.

        The information as to the directors and officers of RMR Advisors, Inc. is set forth in RMR Advisors, Inc.'s Form ADV filed with the SEC on November 7, 2003 (File No. 801-62519) and as amended through the date hereof is incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

Item 27(a)	Foreside Distribution Services, L.P. ("Foreside" or the "Distributor") acts as principal underwriter for the following investment companies:

American Independence Funds Trust
The Bjurman, Barry Funds
Commonwealth International Series Trust
The Coventry Group
Coventry Funds Trust
First Funds
First Focus Funds, Inc.
Capital One Funds
Greenwich Advisors Trust
HSBC Advisor Funds Trust
HSBC Investor Funds
Pacific Capital Funds
STI Classic Funds
STI Classic Variable Trust
The Blue Fund Group
Vintage Mutual Funds, Inc.

        Foreside is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority or "FINRA". Foreside's main address is 100 SUMMER ST. 15TH FLOOR, Boston, Massachusetts 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. Foreside is an indirect wholly-owned subsidiary of Foreside Financial Group LLC.

Item 27(b)	Information about the Directors and Officers of Foreside are as follows:
Name	Address	Position with Underwriter
Mark S. Redman	3435 Stelzer Rd., Columbus, OH 43219	President and Director
Elliott Dobin	100 Summer St., Boston, MA 02110	Secretary
Andrew H. Byer	3435 Stelzer Rd., Columbus, OH 43219	Co-Chief Compliance Officer
Linda C. Carley	100 Summer St, Boston, MA 02110	Co-Chief Compliance Officer
Wayne A. Rose	100 Summer St., Boston, MA 02110	Assistant Chief Compliance Officer
James E. (Ed) Pike	3435 Stelzer Rd., Columbus, OH 43219	Financial and Operations Principal
Richard J. Berthy	Two Portland Square, Portland, ME 04101	Treasurer and Director
Item 27(c)	Not applicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

Registrant:	RMR Funds Series Trust 400 Centre Street Newton, Massachusetts 02458
Investment Advisor:	RMR Advisors, Inc. 400 Centre Street Newton, Massachusetts 02458
Transfer Agent:	ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203
Custodian and Subadministrator:	State Street Bank and Trust Company 2 Avenue de Lafayette Boston, Massachusetts 02110
Distributor:	Foreside Distribution Services, L.P. 100 Summer Street, 15th Floor Boston, Massachusetts 02110

ITEM 29. MANAGEMENT SERVICES

        Not Applicable.

ITEM 30. UNDERTAKINGS

        Not Applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts on the 28th day of December, 2007.

RMR FUNDS SERIES TRUST
By:	/s/ ADAM D. PORTNOY Adam D. Portnoy President

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts on the 28th day of December, 2007.

Signature	Title	Date

/s/ ADAM D. PORTNOY Adam D. Portnoy	President	December 28, 2007
/s/ MARK L. KLEIFGES Mark L. Kleifges	Treasurer	December 28, 2007
/s/ BARRY M. PORTNOY Barry M. Portnoy*	Trustee	December 28, 2007
/s/ GERARD M. MARTIN Gerard M. Martin*	Trustee	December 28, 2007
/s/ FRANK J. BAILEY Frank J. Bailey*	Trustee	December 28, 2007
/s/ ARTHUR G. KOUMANTZELIS Arthur G. Koumantzelis*	Trustee	December 28, 2007
/s/ JOHN L. HARRINGTON John L. Harrington*	Trustee	December 28, 2007
*By:	/s/ MARK L. KLEIFGES Mark L. Kleifges Attorney-in-fact
*
Mark L. Kleifges, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

 EXHIBIT INDEX

Exhibit No.	Description of Exhibits
(d)	Form of Investment Advisory Agreement between the Registrant and RMR Advisors, Inc.
(e)	Distribution Agreement between the Registrant and Foreside Distribution Services, L.P.
(g)	Custodian Agreement between the Registrant and State Street Bank and Trust Company.
(h)(1)	Form of Transfer Agency and Service Agreement between the Registrant and ALPS Fund Services, Inc.
(h)(2)	Form of Administration Agreement between the Registrant and RMR Advisors, Inc.
(h)(3)	Form of Sub-administration Agreement between RMR Advisors, Inc. and State Street Bank and Trust Company.
(h)(4)	Form of Expense Limitation Agreement between the Registrant and RMR Advisors, Inc.
(h)(5)	Form of Selling Agreement.
(i)	Opinion and consent of Sullivan & Worcester LLP.
(j)	Consent of Auditors.
(l)	Subscription Agreement.
(m)(1)	Distribution and Shareholder Services Plan Pursuant to Rule 12b-1 for the Registrant's Class A shares.
(m)(2)	Distribution and Shareholder Services Plan Pursuant to Rule 12b-1 for the Registrant's Class C shares.
(n)	Multiple Class Plan Pursuant to Rule 18f-3.
(p)(1)	Joint Code of Ethics of the Registrant and RMR Advisors, Inc.
(p)(2)	Code of Ethics of Foreside Distributors, LLC.
(s)(1)	Power of Attorney for Barry M. Portnoy.
(s)(2)	Power of Attorney for Gerard M. Martin.
(s)(3)	Power of Attorney for Frank J. Bailey.
(s)(4)	Power of Attorney for Arthur G. Koumantzelis.
(s)(5)	Power of Attorney for John L. Harrington.